Exhibit 10.43

WORLDSPAN PARTICIPATING CARRIER AGREEMENT

THIS WORLDSPAN Participating Carrier Agreement (“Agreement”) effective as of February 1, 1991, between WORLDSPAN, L.P., a Delaware limited partnership, having its principal place of business at Suite 2100, 300 Galleria Parkway, N.W., Atlanta, Georgia 30339 (“WORLDSPAN”) and the air carrier identified on the last page of this Agreement (“Participating Carrier”).

WORLDSPAN provides computerized reservation systems with related data processing facilities, PARS and DATAS II, and is developing a new system for introduction in the future.

Participating Carrier operates air transportation services.

The parties desire to enter into an agreement and provide for the distribution of the services of Participating Carrier through the WORLDSPAN System, and the provision of Supplemental Services.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, WORLDSPAN and Participating Carrier agree as follows:

ARTICLE I.                                  DEFINITIONS

1.1.                              The capitalized terms used in this Agreement and any associated supplement or addendum to this Agreement shall have the meanings described below:

ABACUS shall mean ABACUS Distribution Systems, PTE, Ltd., a CRS authorized to sell and service a WORLDSPAN System in IATA Traffic Conference 3.

ABACUS Carrier shall mean any airline that directly, or through an Affiliate, owns an interest in ABACUS.

AccessPLUS shall mean a group of Supplemental Services providing premium connectivity between the WORLDSPAN System and Participating Carrier’s system, including Direct Access and Direct Sell, permitting WORLDSPAN Users to obtain data and make bookings through the use of standard command entries.

ACH shall mean Airlines Clearing House, Inc.

Affiliate shall mean an entity controlled by, under the control of, or under common control with an airline.

Affiliated CRS shall mean a CRS that is owned or operated by Participating Carrier in whole or in part, directly or indirectly, or is marketed, sold or installed by Participating Carrier or any of its affiliates.

AIRIMP shall mean ATC/IATA Reservations Interline Message Procedures.

ARINC shall mean Aeronautical Radio, Inc.

ATPCO shall mean the Airline Tariff Publishing Company.

AVS shall mean Availability Status Message.

Basic Participation shall mean one of the levels of carrier-specified participation in the WORLDSPAN System as defined in Article V.

Booking shall mean an airline passenger segment created by (or secured to) a WORLDSPAN User in the itinerary portion of the customer’s Passenger Name Record (PNR) including, but not limited to, segments created using action codes or status codes NN, SS, BK, HK, MK and/or GK for transportation: (i) on Participating Carrier’s flights or (ii) Code Sharing Flights, made by (or secured to) a WORLDSPAN User (less Cancellations made by the WORLDSPAN User prior to the date of departure).  For example, one passenger on a direct flight shall be counted as one Booking, one passenger on a two-segment connecting flight shall be counted as two Bookings.  Multiple passengers within the same PNR segment constitute multiple Bookings.

Cancellation shall mean only those segments cancelled by a WORLDSPAN User through the WORLDSPAN System in which the Booking was originally made.

Carrier Specific Display shall mean an availability display generated by a WORLDSPAN System limited to the flights of a single specified air carrier.  When an on-line connection of the specified carrier does not exist, interline connections including the specified carrier are displayed.

City Pair Record shall mean a record of flight schedules between two cities, involving direct or Connecting Service.

Code Sharing shall mean an arrangement common to the airline industry whereby one carrier operates services using the airline designator code of another carrier.

Code Sharing Flights shall mean flights made by a carrier using the airline designator code of Participating Carrier.

Commercial PARS shall mean a user—friendly version of PARS primarily marketed to businesses (may sometimes be referred to as “Corporate WORLD”).

Confidential Information shall mean WORLDSPAN’s proprietary information, data, drawings, specifications, documentation, manuals and plans, and other materials marked as “Confidential”, “Sensitive” or “Proprietary”, except: (i) information known to Participating Carrier prior to disclosure by WORLDSPAN, (ii) information developed by Participating Carrier independent of any confidential materials provided by WORLDSPAN, or (iii) information which is widely known or publicly available in the relevant trade or industry.

Connect Points shall mean airports nominated by a Participating Carrier for use by the WORLDSPAN System in constructing Connecting Services for a specific city pair.

Connecting Service shall mean air services involving more than one flight segment.  Connecting Services shall be considered multiple Bookings.

CRS shall mean a computerized reservation system (sometimes called a global distribution system) as used by travel agents and other non-airline personnel.  A CRS collects, stores, processes, displays and distributes information concerning air and ground transportation, lodging and other travel related goods and services and enables its subscribers to:  (i) inquire about, reserve or otherwise confirm the availability of such goods and services and/or (ii) issue tickets to permit the purchase or use of such goods and services.

CRS Rules shall mean rules and regulations established by governmental entities for the operation of CRS’s, including those in effect in the United States, Canada and the European Economic Community.

DATAS II shall mean the CRS offered by WORLDSPAN under the trade name “DATAS II”.

Direct Access shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s system to obtain real time information pertaining to Participating Carrier’s services.

Direct Reference System (DRS) shall mean a static display contained in each WORLDSPAN System which Participating Carrier uses to communicate information to WORLDSPAN Users (sometimes referred to as “General Reference System” or “GRS”).

Direct Sell shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s system in real time mode to sell and decrement Participating Carrier’s inventory prior to “end transaction” in the WORLDSPAN System.  Direct Sell participation also includes Participating Carrier’s ability to generate a positive acknowledgment message, including the Passenger Name Record (“PNR”) file address of Participating Carrier’s system, to the WORLDSPAN User upon completion of successful filing of the PNR in Participating Carrier’s System.  (This service is not available for DATAS II.)

Display Parameters shall mean one or more documents issued by WORLDSPAN containing the procedures and methodology used by WORLDSPAN for loading, maintaining and displaying schedules, fares, availability, etc., in the WORLDSPAN System, as amended by WORLDSPAN from time to time.

Home User shall mean any person using Travelshopper or similar user friendly service intended for consumer use offered by WORLDSPAN.

IATA shall mean the International Air Transport Association.

OAG shall mean Official Airline Guides, Inc.

PARS shall mean the CRS offered by WORLDSPAN under the trade name “PARS”.

PNR shall mean a passenger name record created in the WORLDSPAN System.

SIPP shall mean Standard Interline Passenger Procedures.

Supplemental Services shall mean any service or data offered by WORLDSPAN other than participation in the WORLDSPAN System as provided in Article V, or the Additional Services, as more fully described in Article VII herein.  WORLDSPAN may make available additional Supplemental Services at any time.

System Provider shall mean a CRS that has a capability to print a Transportation Document in a prescribed format and, where applicable, satisfies local technical requirements for doing so.

Third Party System shall mean any CRS or distribution system other than: (a) a CRS offered by WORLDSPAN; (b) an Affiliated CRS; or (c) a CRS in which Participating Carrier is hosted.

Transportation Document shall mean a ticket, voucher or other document that entitles the named passenger to transportation on the flight or flights of one or more airlines.

Travelshopper shall mean a user-friendly version of PARS primarily marketed to individual consumers through public data networks.

WORLDSPAN Carrier shall mean: (i) any airline that directly or through an Affiliate of the airline is a partner in WORLDSPAN; and (ii) any ABACUS Carrier.

WORLDSPAN User shall mean a person or entity (other than an airline using a WORLDSPAN System as its internal reservation system) which utilizes a WORLDSPAN System to make reservations.

WORLDSPAN System shall mean PARS, DATAS II and any CRS provided by WORLDSPAN in the future in lieu of or in combination with PARS or DATAS II, regardless of the facilities employed to permit access to such system.

ARTICLE II.                              GENERAL RESPONSIBILITIES OF PARTICIPATING CARRIER

2.1.                              Participating Carrier will at its own cost coordinate its reservations services with the WORLDSPAN System to provide WORLDSPAN Users as advantageous, timely and uniform services as Participating Carrier provides through any other CRS.  Such services shall include, but are not limited to, passenger information, schedule data, interim schedule change data, fare data, fare quotations, ticketing and procedural information.  Participating Carrier will provide WORLDSPAN Users with any improvements, enhancements or functions related to Participating Carrier’s reservation services as offered to users of any other CRS.  Notwithstanding the foregoing, Participating Carrier’s obligations in this Article 2.1 shall not require it to provide services for WORLDSPAN Users which cannot be provided due to technical limitations in Participating Carrier’s system, so long as such technical limitations also prevent Participating Carrier from providing the services for the users of any Third Party System.

2.2.                              Participating Carrier will promptly provide WORLDSPAN with all revisions to its information concerning services provided to passengers including, but not limited to, interim schedule change data, fare data, fare quotations, ticketing and procedural information and such other information that may be included in the WORLDSPAN System.  Participating Carrier will provide WORLDSPAN Users as advantageous, timely and uniform fares and fare inventory classes as Participating Carrier provides through any other CRS.

2.3.                              Participating Carrier shall not close its flights to WORLDSPAN Users on a less favorable basis than it uses to close flights to users of any Third Party System.  Participating Carrier will process all WORLDSPAN message activity on a priority and current basis.  Unless otherwise agreed, Participating Carrier will accept sales by WORLDSPAN Users to a maximum of four (4) seats per transaction until receipt by WORLDSPAN of a flight/class/segment AVS closing message.  Participating Carrier will use the ARINC/SITA address “HDQRI1P” in addressing all AVS messages for PARS; “HDQRIDL” for DATAS II; and/or such other address(es) as WORLDSPAN may specify from time to time.

2.4.                              Participating Carrier shall ensure that its reservation system substantially complies with the interline procedures and message format set forth in SIIP and AIRIMP and any amendments thereto.  Participating Carrier will establish a special reject queue at its teletype reject system in which reservations made through the WORLDSPAN System that are not automatically processed by Participating Carrier will be handled on a priority basis.  Participating Carrier will treat any rejected messages originating from the WORLDSPAN System with the same speed, care and priority given rejected messages from any other CRS.  Participating Carrier will review rejected messages and cooperate with WORLDSPAN in the development of new approaches where volume is justified.

2.5.                              For any passenger with a Transportation Document issued through the WORLDSPAN System and bearing an “OK” status, Participating Carrier will accept such passenger for travel, even if no record of the passenger’s reservation exists in Participating Carrier’s system and denied boarding compensation might have to be paid.

2.6.                              Participating Carrier will not send unable to sell or unable to confirm (US/UC) messages on any Booking more than twelve (12) hours following receipt by Participating Carrier.

2.7.                              For all Transportation Documents and other documents (whether used, voided or subsequently refunded) where Participating Carrier is the validating carrier, Participating Carrier agrees that any credit or debit card authorization obtained by or through WORLDSPAN will be treated by Participating Carrier as if the authorization had been obtained directly by Participating Carrier.  WORLDSPAN shall exercise reasonable business efforts to obtain such authorizations in accordance with the procedures specified by Participating Carrier and by or on behalf of the credit or debit card issuer.  Participating Carrier shall provide WORLDSPAN with all information reasonably required to perform this service including, but not limited to, the identity of the cards that may be accepted, floor limits and any special instructions communicated by the credit or debit card issuer to Participating Carrier.

2.8.                              WORLDSPAN may, at its discretion, magnetically encode Transportation Documents and other documents validated on Participating Carrier.  In the event that Participating Carrier desires to arrange for magnetic coding of such documents, Participating Carrier acknowledges that it will be obligated to pay WORLDSPAN its standard charge to be established from time to time for such service.

2.9.                              Participating Carrier hereby grants ticketing authority through the WORLDSPAN System for its transportation services to all WORLDSPAN Users worldwide who hold validation authority, or who are authorized through whatever means to issue Transportation Documents, (whether manually or automatically through any CRS) on its behalf.  Participating Carrier authorizes WORLDSPAN Users to automatically validate Transportation Documents on its behalf in any territory where, at any time during the time of this Agreement, Participating Carrier is or becomes a member of any neutral ticketing scheme or program in which WORLDSPAN is directly or indirectly a System Provider.  Participating Carrier shall promptly execute all agreements or other authorizations specified by the local neutral ticketing scheme or program which are necessary to implement, effect or acknowledge such authority for WORLDSPAN and WORLDSPAN Users or as reasonably requested by WORLDSPAN.  Nothing in this Article 2.9, however, shall be construed to obligate Participating Carrier to become a member of a local neutral ticketing scheme or program.

2.10.                        Participating Carrier agrees that it will not discriminate against or disfavor in any manner whatsoever any WORLDSPAN User on account of that User’s selection, possession or use of a WORLDSPAN System.

2.11.                        Participating Carrier agrees promptly to pay WORLDSPAN all amounts due pursuant to this Agreement, and all agreements, supplements, addenda, schedules and exhibits now or hereafter completed pursuant to this Agreement, without deduction, set-off or counterclaim.

ARTICLE III.                          FARE COMPUTATION

3.1.                              WORLDSPAN shall use reasonable efforts to obtain from industry suppliers the fares and fare rules which apply to Participating Carrier’s flights.  If WORLDSPAN is unable to obtain such information, then upon request from WORLDSPAN, or if the information is inaccurate, incomplete or not timely delivered, Participating Carrier agrees promptly to supply the information to WORLDSPAN.  Participating Carrier will provide the information on properly formatted magnetic tape or other media and format mutually agreed upon by the parties.  Any changes or revisions to such fares or fare rules shall thereafter be timely submitted to WORLDSPAN by Participating Carrier using the agreed upon medium and format.  Participating Carrier shall not discriminate against or disfavor WORLDSPAN, as compared to any Third Party System, in the timing, availability, delivery or any other matter associated with such fares or fare rules.

3.2.                              If Participating Carrier elects to provide pricing assistance to any user of a Third Party System in any country or territory, it will provide similar assistance to all WORLDSPAN Users in that same country or territory.  Participating Carrier acknowledges that to provide such pricing assistance to WORLDSPAN Users, Participating Carrier must lease from WORLDSPAN, by separate agreement, the necessary equipment and services to enable it to provide this pricing assistance.  Participating Carrier shall be solely responsible for, and assumes all liability with respect to, the services and fares provided by Participating Carrier pursuant to this Section 3.2.

ARTICLE IV.                          GENERAL RESPONSIBILITIES OF WORLDSPAN

4.1.                              WORLDSPAN shall maintain, operate and provide the WORLDSPAN System in accordance with applicable CRS Rules.  WORLDSPAN shall provide Participating Carrier such services as agreed upon by the parties from time to time during the term of this Agreement in accordance with such CRS Rules and the Display Parameters then in effect.

4.2.                              WORLDSPAN will use reasonable business efforts to ensure that the WORLDSPAN System complies with the interline reservations policies, procedures and message formats set forth in SIPP and AIRIMP, and any amendments thereto.  WORLDSPAN shall process all Bookings created by WORLDSPAN Users, and shall handle information relating to Participating Carrier, with the same care and timeliness as information of all other WORLDSPAN participating carriers and without regard to the identity of the carrier.  WORLDSPAN will review rejected messages and, where justified by volume, investigate methods of reducing such rejected messages.

4.3.                              With regard to any display required by any applicable CRS Rules, WORLDSPAN will display Participating Carrier’s flights, and shall load information and fares on Participating Carrier’s flights, in the same manner and with the same timeliness as with any other participating carrier’s flights.  However, WORLDSPAN reserves the right, without waiver of any other right or remedy under this Agreement or otherwise, to suspend its obligations under this Article IV at any time that any Affiliated CRS fails to provide non-discriminatory display, loading and distribution of the flights and services of, or otherwise discriminates against, any WORLDSPAN Carrier.

4.4.                              WORLDSPAN shall provide, subject to any law, regulation, court order or contract regarding the disclosure of information, reasonable information to Participating Carrier to substantiate the charges to Participating Carrier pursuant to this Agreement.  For billing purposes, all Home Users shall be deemed to be a single location.

4.5.                              WORLDSPAN shall maintain one or more facilities for the purpose of responding to Participating Carrier’s questions concerning the operation of, or any data within, the WORLDSPAN System.

4.6.                              WORLDSPAN retains the right to enhance or modify, in whole or in part, the WORLDSPAN System at its discretion. Any enhancement or modification of the WORLDSPAN System will be offered to all WORLDSPAN participating carriers on a non-discriminatory basis; provided, however, that technical, equipment or human resource limitations may make it impractical or not feasible for WORLDSPAN to implement an enhancement or modification at the same time for all participating carriers.  In such case, WORLDSPAN will determine the order of implementation in its sole discretion.  The foregoing shall include, but is not limited to, the right of WORLDSPAN to migrate or include Participating Carrier, other WORLDSPAN participating carriers and WORLDSPAN Users in any new WORLDSPAN System.  Nothing herein shall be construed to require WORLDSPAN to develop or utilize any CRS in addition to or in lieu of either PARS or DATAS II.

4.7.                              Participating Carrier agrees that it will notify WORLDSPAN if Participating Carrier has knowledge that any WORLDSPAN User is operating the WORLDSPAN System in an improper fashion such as, but not limited to, making speculative bookings in anticipation of demand, making false bookings, or making passive bookings when no corresponding reservation has been made in Participating Carrier’s system.  Upon receipt of such notice and confirmation of the matters described therein, or if WORLDSPAN discovers such improper use independent of information supplied by Participating Carrier, WORLDSPAN agrees that it will take such action as it deems reasonably necessary to correct the improper use of the WORLDSPAN System by the identified WORLDSPAN User.

ARTICLE V.                              PARTICIPATION OPTIONS AND CHARGES

5.1.                              WORLDSPAN currently provides the following levels of participation.  Participating Carrier may, at its discretion, select the desired level of participation by initialing the appropriate selection below.  All charges are stated in United States dollars.  Failure to indicate the preferred level of participation will be deemed to constitute selection of “Full Services” participation pursuant to Article 5.1.(a):

(a)   ☒                                                             Full Services.  Full Services includes flight schedules with flight availability display, fares and fare rules, booking services and ticketing capability for Participating Carrier flights.  At the Full Services level, Participating Carrier shall provide availability according to Article 5.2, and must be able to send and receive electronic availability and reservations messages to/from the WORLDSPAN System.  The charge for Full Services participation is $2.00 per Booking.

(b)   ☒                                                            AccessPLUS-Direct Access.  In addition to Full Services participation, Participating Carrier flights will be available through Direct Access according to the AccessPLUS Addendum to this Agreement.  The charge for Direct Access participation is $2.25 per Booking arising out of Direct Access.

(c)   ☐                                                             AccessPLUS-Direct Sell.  (Currently available through PARS only.)  In addition to Full Services participation and Direct Access participation, Participating Carrier flights will be available through Direct Sell according to the AccessPLUS Addendum to this Agreement.  The charge for Direct Sell participation is $2.25 per Booking arising out of Direct Sell.

(d)   ☐                                                            Partial Services.  Participating Carrier receives all of the services described under Full Services, excluding flight availability.  Participating Carrier must be able to send and receive electronic reservation messages to/from the WORLDSPAN System.  The charge for Partial Services participation is $1.50 per Booking.

(e)   ☐                                                             Minimal Services. (currently available through PARS only.) Minimal Services includes Participating Carrier’s schedule display, fares and, fare rules display and ticketing capability.  The charge for Minimal Services participation is $1.00 for each “HK”, “MK” or similar segment booked through PARS on the services of Participating Carrier, multiplied by the number of passengers included in each segment so’ booked.

5.2.                              If Participating Carrier elects to participate at the Full Services level, Participating Carrier must also designate below its preferred availability exchange option.  Please designate whether Option (i) or Option (ii) is elected:

☒    Option (i):                  All segment availability status changes on all flights.

☐    Option (ii):               First closing message on all flights.

(a)                                  Upon not less than thirty (30) days’ advance written notice, Participating Carrier may switch between Options (i) and (ii).

(b)                                 Under Option (i), status codes CR, CC, CN, CS and CL will cause a Segment/Class/Date to be closed, in accordance with SIPP 105.200 and/or AIRIMP 4.  Status code AS will reopen the Segment/Class/Date.

(c)                                  Under Option (ii), status codes CR, CC, CN, CS and CL will cause a Flight/Class/Date to be on request in DATAS II.  In PARS, status codes CR, CL, CN and CL will be processed as set forth in AIRIMP 4.4.1.  Status code AS will reopen the flight in both PARS and DATAS II.

(d)                                 With regard to DATAS II only, limit sales AVS messages as defined in SIPP 105.200 and/or AIRIMP 4 will cause the segment or flight to be closed as set forth under Option (i) and Option (ii).

(e)                                  With regard to PARS only, under Option (i), limit sales status codes LL, LR, LC and LA may be sent to control sales between two specified points, without affecting sales into, within, through or beyond these points.  Subsequent AVS Messages with CL, CC or CN will override LL, LR, LC and LA.

(f)                                    WORLDSPAN will store availability status for Participating Carrier in the WORLDSPAN System in accordance with either SIPP Resolutions 105.195/105.200 or IATA Resolution 766.(23), IATA Recommended Practice 1771 and AIRIMP 4.

(g)                                 WORLDSPAN will display availability for a period of 332 days into the future.

(h)                                 Participating Carrier acknowledges that the provisions of this Article 5.2 contemplate availability status exchange for the benefit of both WORLDSPAN and WORLDSPAN Carriers (except the ABACUS Carriers).

5.3.                              WORLDSPAN currently accepts schedule information from OAG only.  WORLDSPAN agrees to notify Participating Carrier at such time as it shall, in its discretion, agree to accept schedule information from any other source or sources.

5.4.                              Participating Carrier acknowledges that its agreement to participate in the WORLDSPAN System according to this Agreement includes participation in any WORLDSPAN System provided to Home Users; provided, however, Participating Carrier may elect that it not be included in the WORLDSPAN System provided to Home Users upon satisfaction of the following conditions:

(a)                                  Participating Carrier provides not less than ninety (90) days’ prior written notice of its election not to participate in the WORLDSPAN System as then provided to Home Users;

(b)                                 Participating Carrier has withdrawn, or contemporaneously withdraws, from participation in any other user friendly system or service intended for consumer use; and

(c)                                  Participating Carrier pays WORLDSPAN its then prevailing charge for the removal of Participating Carrier from the WORLDSPAN System as provided to Home Users.

5.5.                              At any time after the effective date of this Agreement, WORLDSPAN may modify any charge set forth in this Agreement upon not less than thirty (30) days’ prior written notice to Participating Carrier.  The right of WORLDSPAN to modify the charges as set forth in this Agreement shall include, but shall not be limited to: (a) the right to modify the charge on a country by country basis so that charges for Bookings generated by WORLDSPAN Users in one country may not equal the charges for Bookings generated by WORLDSPAN Users in other countries; or (b) the right to calculate charges for services based upon units of measure other than “Booking” as herein defined, such as, but not limited to, computer data processing time, communications charges, or other measures.  In the event that Participating Carrier does not agree to pay such modified charge, it may terminate this Agreement by giving written notice to WORLDSPAN at least ten (10) days prior to the effective date of such modification.

ARTICLE VI.                          SUPPLEMENTAL SERVICES

6.1.                              Participating Carrier may elect at any time to participate in any Supplemental Services then offered by WORLDSPAN.  Unless otherwise specifically provided in any addendum or amendment to this Agreement concerning such service, all terms and conditions of this Agreement will apply to the Supplemental Services selected by Participating Carrier.  Fees for Supplemental Services are subject to change upon not less than thirty (30) days’ prior written notice from WORLDSPAN.  In the event that Participating Carrier does not agree to pay any such changed fee, it may terminate such Supplemental Service, by giving written notice to WORLDSPAN at least ten (10) days prior to the effective date of the changed fee.  WORLDSPAN reserves the right to enhance, modify, amend or delete any Supplemental Services at its discretion.

ARTICLE VII.                      ADDITIONAL SERVICES

7.1.                              WORLDSPAN reserves the right to separately charge for any service which it currently provides without separate charge including, but not limited to: credit card authorizations for Transportation Documents, solicitation of Participating Carrier’s direct ticketing outlets as ticketing options for Home User bookings involving participating carriers; Bookings created from a Carrier Specific Display; or creation or generation of Transportation Documents.  The services which Participating Carrier receives without separate charge from time to time shall be referred to as “Additional Services”.  In the event that WORLDSPAN decides to separately charge for any Additional Service, WORLDSPAN shall give not less than sixty (60) days’ prior written notice to Participating Carrier of its decision to charge for such service.  If Participating Carrier elects not to participate in such Additional Services, Participating Carrier shall notify WORLDSPAN at least ten (10) days prior to the effective date of the separate charge for such Additional Service, and WORLDSPAN shall have no obligation to provide such Additional Service to Participating Carrier after such effective date.

7.2.                              Any charge for any Additional Service hereinafter imposed may be modified by WORLDSPAN at its discretion on not less than thirty (30) days’ prior written notice.  In the event that Participating Carrier elects in its sole discretion that it does not desire to pay such modified charge, then Participating Carrier shall notify WORLDSPAN of such election at least ten (10) days prior to the effective date of such modification, and WORLDSPAN shall not be obligated to provide such Additional Service to Participating Carrier after such effective date.

ARTICLE VIII.                  TERM

8.1.                              This Agreement shall commence on February 1, 1991 and shall continue in effect until terminated as provided herein or until terminated by either party on not less than thirty (30) days’ prior written notice.

8.2.                              If Participating Carrier fails to timely make any payment required pursuant to this Agreement and such failure continues for five (5) business days after written notice by WORLDSPAN, WORLDSPAN may, in its sole discretion, suspend services to Participating Carrier in whole or in part or terminate this Agreement in its entirety.

8.3.                              In the event of any other breach of this Agreement by Participating Carrier, WORLDSPAN may terminate this Agreement without further liability upon fifteen (15) days’ prior written notice to Participating Carrier; provided, however, Participating Carrier shall have said fifteen (15) day period to cure such breach.

8.4.                              If either party petitions for relief under the Bankruptcy Act of the United States, or if voluntary bankruptcy proceedings are instituted by a party under any federal, state or foreign insolvency laws, or if such a proceeding is imminent, or if it is adjudged bankrupt, or if it makes any assignment for the benefit of its creditors of all or substantially all of its assets; or if an involuntary petition is filed or execution issued against it and not dismissed or satisfied within thirty (30) days; or if its interest hereunder passes by operation of law to any other person, except in case of merger or acquisition, the other party may, at its option, terminate this Agreement by written notice; provided, however, that all monies owed hereunder prior to the date of termination shall be immediately due and payable.

8.5.                              Termination of the Agreement or of any Supplemental Service as provided in the Agreement or any Addendum-Supplemental Service does not relieve either party of obligations arising prior to the effective date of termination.

ARTICLE IX.                         TAXES

9.1.                              In addition to any other charges set forth herein, Participating Carrier shall pay to WORLDSPAN all, license fees, sales, use, excise, franchise, personal property, real property or other taxes and any and all domestic and foreign duties or import, export or license fees, whatsoever designated, now or hereafter imposed by any federal, state, or local taxing authority or any foreign government or agency thereof, arising out of or in connection with this Agreement including, but not limited to, Participating Carrier’s use of the WORLDSPAN System at its offices.  In no event shall Participating Carrier be obligated to pay any tax payable on the net income of WORLDSPAN.

ARTICLE X.                             PAYMENT

10.1.                        WORLDSPAN (or a WORLDSPAN Carrier acting on behalf of WORLDSPAN) shall invoice Participating Carrier each month covering all charges incurred during the previous month.  Participating Carrier agrees to pay WORLDSPAN all amounts due pursuant to this Agreement.  Subject to Article 10.5 below, Bookings will be invoiced in the month following the creation of the Booking, subject to credit for Cancellations during such month.  Each invoice, except as otherwise provided herein, shall be paid through the applicable ACH or IATA clearinghouse.  All invoices shall be paid in U.S. dollars. Participating Carrier agrees to execute and deliver any documents reasonably requested by WORLDSPAN, ACH or IATA regarding the settlement of funds as provided herein.

10.2.                        In the event that WORLDSPAN elects to suspend services to Participating Carrier pursuant to this Agreement, then WORLDSPAN may, at its discretion, as a condition to reestablishment of the suspended service, require Participating Carrier to deliver to WORLDSPAN a cash deposit, or an irrevocable letter of credit or surety bond issued by a financial institution or surety acceptable to WORLDSPAN, in an amount deemed necessary by WORLDSPAN to secure an estimated two (2) months of charges pursuant to this Agreement.

10.3.                        Participating Carrier agrees to pay for all Bookings made by WORLDSPAN Users on any of its Code Sharing Flights.  WORLDSPAN reserves the right to require any of Participating Carrier’s Code Sharing carriers to execute a separate agreement with WORLDSPAN to guarantee payment of the charges for Bookings on Code Sharing Flights.

10.4.                        In the event that Participating Carrier believes that any amount charged to it by WORLDSPAN pursuant to this Agreement is inaccurate, then Participating Carrier shall provide WORLDSPAN with written notice within six (6) months of the date of the disputed WORLDSPAN invoice.  Such written notice shall include Participating Carrier’s explanation or reason for dispute, and agrees to pay any portion of the invoice that it does not dispute.  Such rejection will be processed by WORLDSPAN through the ACH or IATA clearing house, as appropriate, not later than six (6) months following receipt of Participating Carrier’s notice of dispute, in accordance with the appropriate manual of procedure unless otherwise agreed by both parties.  Final settlement of disputed amounts will be resolved by prompt negotiations between WORLDSPAN and Participating Carrier, and resulting payments, if any, will be made outside the clearing house within ten (10) days following receipt of a supplemental invoice.  Failure to advise WORLDSPAN of any dispute within six (6) months of the date of the invoice shall constitute a waiver by Participating Carrier of any alleged inaccuracy.

10.5.                        Participating Carrier acknowledges and agrees that, notwithstanding the foregoing, fees for Bookings through DATAS II are currently invoiced following the month of departure of the flight and that Bookings through PARS are invoiced following the month that the Booking is created.  WORLDSPAN intends to change the time that DATAS II Bookings are invoiced and will provide Participating Carrier reasonable notice prior to implementing such change.

10.6.                        In the event that Participating Carrier is not a member of either ACH or IATA or is denied the ability to pay WORLDSPAN amounts due pursuant to this Agreement through either the ACH clearing house or the IATA clearing house, then, and only then, WORLDSPAN shall invoice Participating Carrier and Participating Carrier shall pay WORLDSPAN as follows:

WORLDSPAN shall invoice to Participating Carrier following the end of the month in which charges become payable, which invoice shall be paid directly to WORLDSPAN within thirty (30) days after receipt.  Any payment not received by WORLDSPAN within such thirty (30) day period shall accrue interest at the rate of 1% per month or the highest amount permitted by law, whichever is less.  Participating Carrier will pay WORLDSPAN a deposit in an amount equal to the average estimated charges under this Agreement during a two month period, which WORLDSPAN may apply against any amount due WORLDSPAN under the Agreement that is not timely paid by Participating Carrier.  WORLDSPAN will refund to Participating Carrier the unused portion of the deposit upon termination of the Agreement.  Participating Carrier may not elect to apply the deposit to any obligation in lieu of any payment due under the Agreement.  All payments shall be made in U.S. dollars.

ARTICLE XI.                         FORCE MAJEURE

11.1.                        Except for Participating Carrier’s obligation to make payments hereunder, neither party will be deemed in default of this Agreement as a result of a failure to perform its obligations caused by acts of God or governmental authority, strikes or labor disputes, fires, acts of war, failure of third party suppliers, or for any other cause beyond the control of the party.  WORLDSPAN shall not be liable to Participating Carrier, nor deemed to be in default of this Agreement, on account of any delays, errors, malfunctions or breakdowns with respect to the WORLDSPAN System, equipment, data or services provided hereunder, unless such delay, error, malfunction or breakdown results solely from the gross negligence or willful misconduct of WORLDSPAN.

ARTICLE XII.                     INDEMNIFICATION

12.1.                        Participating Carrier shall defend, indemnify and hold harmless WORLDSPAN, its partners, affiliates, officers, directors, employees and agents from and against all liabilities, suits, costs, damages and claims (including litigation costs, expenses and reasonable attorneys’ fees) which may be suffered by, accrued against, charged to or recoverable from WORLDSPAN, its partners, affiliates, officers, directors, employees or agents by reason of or in connection with Participating Carrier’s performance or failure to perform, or improper performance of any of its obligations under this Agreement.

12.2.                        WORLDSPAN DISCLAIMS AND PARTICIPATING CARRIER HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR INTENDED USE, OR ANY LIABILITY IN NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, WITH RESPECT TO THE EQUIPMENT, DATA OR SERVICES FURNISHED HEREUNDER.  PARTICIPATING CARRIER AGREES THAT WORLDSPAN SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES UNDER ANY CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, LOSS OF AIRLINE TRANSPORTATION REVENUES, EVEN IF ADVISED OF THE RISK OF SUCH DAMAGES IN ADVANCE.

ARTICLE XIII.                 CONFIDENTIAL INFORMATION AND SOFTWARE

13.1.                        Confidential Information supplied by WORLDSPAN to Participating Carrier pursuant to this Agreement is for the exclusive use of Participating Carrier and shall not be disclosed or made available to any other person, firm, corporation or governmental entity in any form or manner whatsoever; provided, however, that in the event Confidential Information is subpoenaed or otherwise requested or demanded by any court or governmental authority, Participating Carrier shall give written notice to WORLDSPAN prior to furnishing the same and shall exercise its best efforts, in cooperation with WORLDSPAN, to quash or limit such request, demand and/or subpoena.  Participating Carrier’s obligations include treating Confidential Information with at least the concern and protective measures accorded any trade secrets and confidential materials of Participating Carrier.  Nothing herein shall be construed to require the disclosure of Confidential Information to Participating Carrier, or to require Participating Carrier to accept Confidential Information.

13.2.                        As between WORLDSPAN and Participating Carrier, title and full and complete ownership rights to all software utilized by WORLDSPAN in the performance of this Agreement shall remain with WORLDSPAN.  Participating Carrier agrees that WORLDSPAN owned, licensed or developed software is WORLDSPAN’s or a third party’s trade secret and proprietary information, regardless of whether any portion thereof is or may be validly copyrighted or patented.  Any software provided to Participating Carrier is provided by license only.  Participating Carrier’s license is non-exclusive, non-transferrable and is limited to the right to use such software during the term of this Agreement only according to guidelines established by WORLDSPAN from time to time.  Such software shall be utilized by Participating Carrier only in accordance with this Agreement and shall not be copied, duplicated, reproduced, manufactured or disclosed in any form or by any media to any other person or party.  Participating Carrier agrees to abide by any terms imposed by any third party that has directly or indirectly licensed Participating Carrier to use software pursuant to this Agreement.  Upon termination of this Agreement, Participating Carrier shall immediately return to WORLDSPAN any software provided by WORLDSPAN.  Nothing herein shall be construed to require WORLDSPAN to deliver any software to Participating Carrier, or to require Participating Carrier to accept such software.

ARTICLE XIV.                 NO ASSIGNMENT

14.1.                        Participating Carrier shall not sell, assign, license, franchise, sublicense or otherwise convey this Agreement or the services herein provided to any third party without WORLDSPAN’s prior written consent.

ARTICLE XV.                     DISPUTE RESOLUTION

15.1.                        This Agreement shall be governed by, construed and enforced according to the laws of the State of Georgia and of the United States of America, without regard to its conflict of laws and rules.  Each party hereby consents to the non-exclusive jurisdiction of the courts of the State of Georgia and United States Federal Courts located in Georgia to resolve any dispute arising out of this Agreement.

ARTICLE XVI.                 NO WAIVER

16.1.                        No waiver of any breach of any provision of this Agreement by either party shall constitute a waiver of any subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing.

ARTICLE XVII.   NOTICES

17.1.                        All notices, requests, demands or other communications hereunder shall be in writing, hand delivered, sent by mail, overnight mail, facsimile or teletype and shall be deemed to have been given when received at the following addresses:

If to WORLDSPAN:

WORLDSPAN, L.P.
7310 Tiffany Springs Parkway
Kansas City, MO 64153
U.S.A.
Teletype:  HDQAS1P
Facsimile:  816/891-6170
ATTN:  Director-Airline and Assoc. Sales

with a copy to:

WORLDSPAN, L.P.
Suite 2100
300 Galleria Parkway, N.W.
Atlanta, Georgia 30339
U.S.A.
Teletype:  ATLMS1P
Facsimile:  404/916-7878
ATTN:  Legal Department

If to Participating Carrier:

Northwest Airlines, Inc.
Mail Stop A6300
5101 Northwest Drive
St. Paul, MN 55111-3034

Teletype:  HDQSWNW
Facsimile:  612-726-0455
ATTN:  V.P. Sales and Marketing Systems

with a copy to:

Northwest Airlines, Inc.
Mail Stop A6370
5101 Northwest Drive
St. Paul, MN 55111-3034
ATTN:  Director, Distribution Systems

Any notice provided by facsimile or teletype which is received after 4:00 p.m. local time shall be deemed received the following business day.  A party may change its address for notice on not less than ten (10) days’ prior written notice to the other party.

ARTICLE XVIII.         MISCELLANEOUS

18.1.                        Nothing in this Agreement is intended to or shall be construed to create or establish an agency, partnership, or joint venture relationship between the parties hereto.

18.2.                        Participating Carrier shall not make any use of WORLDSPAN’s corporate name, logo, trademarks or servicemarks and any and all advertising materials of any nature whatsoever or any and all statements whether oral or written, expressed or implied, regarding any product or services offered by Participating Carrier which in any manner concern or refer to such name, logos, trademarks or servicemarks including, but not limited to, “WORLDSPAN”, PARS” and “DATAS II”, will first be provided to WORLDSPAN in writing and are subject to WORLDSPAN’s prior written consent.

18.3.                        Headings used in this Agreement have been inserted as a matter of convenience only and in no way define, limit or enlarge the scope of this Agreement or any of its provisions.

18.4.                        In the event that any material provision of this Agreement is determined to be invalid, unenforceable or illegal, then such provision shall be deemed to be superseded and the Agreement modified with a provision which most nearly corresponds to the intent of the parties and is valid, enforceable and legal.

18.5.                        This Agreement constitutes the final and complete understanding and agreement between the parties concerning the subject matter hereof.  Any prior agreements, understandings or communications written or otherwise are deemed superseded by this Agreement.  This Agreement may be modified only by a further writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as of the day and year first set forth above.

PARTICIPATING CARRIER:			WORLDSPAN, L.P.

Northwest Airlines, Inc.

By:	/s/	Raymond G. Foss	/s/ Richard A. Lee
		Raymond G. Foss	Richard A. Lee
Title:		Vice President - Sales & Marketing Systems	Director-Airline and Associate Sales

AMENDMENT

THIS Amendment to WORLDSPAN Participating Carrier Agreement (“Amendment”) is effective as of February 1, 1991, between WORLDSPAN, L.P, a Delaware limited partnership, having its principal place of business at Suite 2100, 300 Galleria Parkway, N.W., Atlanta, Georgia 30339 (“WORLDSPAN”) and the air carrier identified below (“Participating Carrier”).

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement dated February 1, 1991, (the “Agreement”) which the parties desire to amend.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, WORLDSPAN and Participating Carrier agree as follows:

1.                                       The definition of the term “Cancellation” in Article I is hereby deleted and replaced and superseded as follows:

Cancellation shall mean only those segments canceled by a WORLDSPAN User or WORLDSPAN personnel through the WORLDSPAN System in which the Booking was originally made.

2.                                       The following definition of the term “Passive Booking” is hereby added to Article I:

Passive Booking shall mean a Booking for which no confirming message is sent to Participating Carrier’s internal reservation system.

3.                                       The fourth sentence of Article 2.1 is hereby deleted and replaced and superseded as follows:  “Notwithstanding the foregoing, Participating Carrier’s obligations in this Article 2.1 shall not require it to provide services for WORLDSPAN Users which cannot be provided due to technical limitations in (1) the WORLDSPAN System, or (2) Participating Carrier’s system, so long as such technical limitations also prevent Participating Carrier from providing the services for the users of any Third Party System.

4.                                       The following new sentence is hereby added to the end of Article 2.5.:  “Notwithstanding the foregoing, it is expressly agreed that Participating Carrier shall not be in violation of this Article 2.5 for refusing to accept tickets produced by a WORLDSPAN User bearing an “OK” status which were created by entering into the WORLDSPAN System a Passive Booking for which no corresponding space has been reserved in Participating Carrier’s internal reservation system.”

5.                                       Article 2.10. is hereby deleted and replaced and superseded as follows:

2.10.                        Participating Carrier agrees that it will not discriminate against any WORLDSPAN User on account of that WORLDSPAN User’s selection, possession or use of a WORLDSPAN System by way of conduct which would (1) violate any applicable governmental CRS Rules or regulations, (2) constitute unfair trade practices under any applicable state or federal law, or (3) violate any applicable antitrust laws of the United States or any other country.

6.                                       A new Article 2.12 is hereby added as follows:

2.12.                        Participating Carrier shall not be required to perform its obligations under Articles 2.1, 2.2 and 2.3 in the event that such services, functions, enhancements, etc. are, with respect to Participating Carrier, a) not technologically feasible, or b) substantially more expensive on a per unit cost basis than that provided to Participating Carrier through another CRS.

7.                                       The second sentence of Article 3.2. is hereby deleted and replaced and superseded as follows:  “Participating Carrier acknowledges that to provide such pricing assistance to WORLDSPAN Users, Participating Carrier must either:  (1) obtain from WORLDSPAN by separate agreement, the necessary equipment and services to enable it to provide this pricing assistance or (2) provide its own equipment, which shall be certified by WORLDSPAN for use with the WORLDSPAN System and services, and purchase from WORLDSPAN only those services which are necessary to enable Participating Carrier to provide such pricing assistance.

8.                                       The second sentence in Article 4.6 is hereby deleted an replaced and superseded as follows:  “In such case, WORLDSPAN will determine the order of implementation on a non-discriminatory basis but in its sole discretion.”

9.                                       The first sentence of Article 8.3 is hereby deleted an replaced and superseded as follows:  “In the event of any other breach of this Agreement by Participating Carrier or WORLDSPAN, the other party may terminate this Agreement without further liability upon fifteen (15) days’ prior written notice to the breaching party provided, however, that the breaching party shall have said fifteen (15) day period to cure such breach.”

10.                                 The second sentence of Article 15.1 is hereby deleted an replaced as follows: “Each party hereby consents to the non-exclusive jurisdiction of the courts of the States of Georgia and Minnesota and United States Federal Courts located in Georgia and Minnesota to resolve any dispute arising out of this Agreement.”

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11.                                 Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized undersigned representatives as of the date set forth above.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

		BY:	/s/ Richard A. Lee
Richard A. Lee
Director-Airline & Associate Sales

NORTHWEST AIRLINES, INC.

By:	/s/ Raymond G. Foss
Raymond G. Foss
Title:	Vice President - Sales & Marketing Systems

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ADDENDUM - SUPPLEMENTAL SERVICES
SEAT SELECTION/BOARDING PASS

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for transmitting boarding pass information to WORLDSPAN Users to enable them to issue boarding passes for Participating Carrier’s flights.

Participating Carrier wishes to permit such boarding pass issuance by WORLDSPAN Users.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, contained, the parties hereto agree as follows:

1.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   Pursuant to procedures developed by WORLDSPAN from time to time, Participating Carrier shall transmit seat selection and boarding pass information to WORLDSPAN Users through the WORLDSPAN Systems. Such information will be transmitted within two (2) hours of a request for the same received by Participating Carrier from a WORLDSPAN User and such information shall appear on the boarding pass in such manner as WORLDSPAN shall determine from time to time.  Boarding pass information shall be transmitted by Participating Carrier only with respect to Participating Carrier flight segments and each WORLDSPAN User shall be provided the capability of issuing boarding passes through each WORLDSPAN System on all Participating Carrier flights.

B.                                     Participating Carrier agrees to modify its internal reservations system, at Participating Carrier’s sole cost and expense: (i) to receive special service requests (“SSR”) via teletype (or other communications method as agreed upon by the parties) from WORLDSPAN Users for a seat assignment; (ii) to respond to WORLDSPAN User SSR by authorizing issuance of a Participating Carrier boarding pass; and (iii) to otherwise modify Participating Carrier’s system to provide the boarding pass capability described herein.

C.                                     Participating Carrier will establish priority processing for SSR messages generated from WORLDSPAN Users requesting prereserved seats.

D.                                    Participating Carrier agrees promptly to advise WORLDSPAN of seat changes and/or seat cancellations made directly through Participating Carrier’s systems when the original seat selection was confirmed via the WORLDSPAN System.

E.                                      Participating Carrier elects to have and offer to WORLDSPAN Users the following services (Please initial whether Alternative 1, 2 or 3 is preferred):

☒                                    Alternative 1:                        Seat Selection Services and Boarding Pass Services

☐                                    Alternative 2:                        Seat Selection Services only.

☐                                    Alternative 3:                        Seat Selection Services and Boarding Pass Services on selected flights.

2.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN, at no cost to Participating Carrier, will provide sufficient space in a general DRS/GRS category solely for Participating Carrier to create and maintain a display of seat maps by aircraft type, in the format designated by WORLDSPAN and other procedural information pertinent to Participating Carrier’s participation in the Boarding Pass Issuance Program.

B.                                     WORLDSPAN will make available to WORLDSPAN Users the ability to generate boarding passes on Participating Carrier’s flights according to this Addendum.

C.                                     WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any WORLDSPAN System seat selection and/or boarding pass services at any time in WORLDSPAN’s sole discretion.

D.                                    WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

3.                                       TERM

This Addendum shall become effective on February 1, 1991, and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER:			WORLDSPAN, L.P.

NORTHWEST AIRLINES, INC.

By:	/s/	Raymond G. Foss	BY:	/s/ Richard A. Lee
		Raymond G. Foss		Richard A. Lee
Title:		Vice President - Sales & Marketing Systems		Director-Airline and Associate Sales

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ADDENDUM-SUPPLEMENTAL SERVICES
ACCESSPLUS

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN desires to provide and Participating Carrier desires to participate in AccessPLUS.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.                                       AccessPLUS Options.

WORLDSPAN currently provides two levels of AccessPLUS participation which are available to Participating Carriers: Direct Access and Direct Sell, providing certain functionality as described in Schedule A attached hereto.  Participating Carrier may select either of the two levels of participation, provided, however, that Direct Sell can be chosen only if Participating Carrier is also a Direct Access participant.

Please initial below the desired level of AccessPLUS Participation:

PARS	DATAS II

	☒	A. Direct Access only

	N/A	B. Direct Access and Direct Sell (Available in PARS only)

2.                                       Responsibilities of Participating Carrier.

A.                                   Participating Carrier, at its sole cost and expense, agrees to permit WORLDSPAN Users to access information from Participating Carrier’s system through AccessPLUS.  This includes, but is not limited to:  (i) the schedule and availability display used by Participating Carrier’s reservations personnel; and (ii) functions of Participating Carrier’s system listed in Schedule A of this Addendum.

B.                                     Should Participating Carrier elect Direct Sell, Participating Carrier agrees to send a positive acknowledgement message including the PNR file address of Participating Carrier’s system upon receipt of a PARS Users’ booking message containing a “DK” action code.

C.                                     Participating Carrier agrees to allow installation of a direct and dedicated communications line between the WORLDSPAN System and Participating Carrier’s system.  Participating Carrier and WORLDSPAN shall share equally the charges for said communications line.  Additionally, Participating Carrier agrees to acquire the appropriate hardware for use with Participating Carrier’s system to facilitate the operation of said communications line.  Such hardware shall be provided by WORLDSPAN to Participating Carrier at WORLDSPAN’s prevailing rates and terms.  Selection and ordering of the hardware and the direct and dedicated communications line shall be as mutually agreed upon by the parties.  This mutual agreement may include the decision to use a comparable link via SITA.

D.                                    Should Participating Carrier elect Direct Access and Direct Sell, Participating Carrier agrees to send a response to sell message indicating inventory is decremented from Participating Carrier’s system prior to “end transaction” upon receipt of the Direct Sell booking message if the inventory requested is available.  If the inventory is not available, Participating Carrier will immediately generate an unable to sell message and the WORLDSPAN Users may waitlist such segments when the waitlist is open.

E.                                      Participating Carrier will arrange for the processing of all WORLDSPAN User AccessPLUS booking messages on a priority and current basis.  All AccessPLUS booked segments received by Participating Carrier’s system from WORLDSPAN (including those appended with the unique action codes “LK” and “DK”) will be automatically accepted and confirmed and no “US” or “UC” message will be generated.

F.                                      In those cases when the communications line between the WORLDSPAN System and Participating Carrier’s system is inoperable, booking messages will be rerouted via the facilities of ARINC or SITA, as mutually agreed upon.  In such cases, when an “LK”, “DK” or “SS” booking cannot be electronically accepted by Participating Carrier’s inbound teletype message processing facility for automatic processing, or when an “LK”, “DK” or “SS” booking cannot be electronically accepted by Participating Carrier’s system via the communications line, Participating Carrier will accept passenger(s) for transportation on the same basis as though a reservation has been created and seat inventory adjusted even though overbooking may result therefrom and denied boarding compensation may be required, provided however, the foregoing is applicable only if:  (i) the passenger’s ticket bears an “OK” status or (ii) Participating Carrier has not returned the booking to either WORLDSPAN or the original WORLDSPAN User within twelve (12) hours of the message transmission from the WORLDSPAN System; provided further, however, subclause (ii) shall not apply to “LK” or “DK” bookings.

Should Participating Carrier’s inbound message processing facility be unable to recognize and accept “LK” and/or “DK” bookings, Participating Carrier shall, at its sole cost and expense, modify said inbound message processing facility to recognize and accept “LK” and/or “DK” bookings no later than ninety (90) days after the date of this Addendum.

G.                                     Participating Carrier shall provide help desk and such other technical support as may be reasonably necessary to serve WORLDSPAN Users.

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H.                                    Participating Carrier agrees to give WORLDSPAN at least ninety (90) days’ prior written notice of any changes to Participating Carrier’s system which may affect the AccessPLUS capability including, but not limited to, common language translation.  Should changes to Participating Carrier’s programs require changes to AccessPLUS, Participating Carrier agrees to reimburse WORLDSPAN for the cost of such changes at WORLDSPAN’s then prevailing rates.

I.                                         Participating Carrier shall establish and operate its connection to AccessPLUS as defined in WORLDSPAN’s applicable technical/functional documentation, including support of WORLDSPAN’s communications protocol as mutually agreed upon.

J.                                        Participating Carrier shall complete the technical/functional documentation appropriate to the level of AccessPLUS participation selected and return it to WORLDSPAN within thirty (30) days of the date of this Addendum.

3.                                       Responsibilities of WORLDSPAN.

A.                                   WORLDSPAN shall provide Participating Carrier with appropriate technical/functional specifications for the selected level(s) of AccessPLUS participation.

B.                                     WORLDSPAN shall maintain and operate AccessPLUS, and shall cooperate with Participating Carrier in resolving any problems in the maintenance of the communications lines between the WORLDSPAN System(s) and Participating Carrier’s system.

C.                                     WORLDSPAN will provide WORLDSPAN Users with direct inquiry capability into Participating Carrier’s system to obtain real time information and system generated inquiries by means of AccessPLUS.  For markets served by Participating Carrier, such schedule, availability, fare and flight information (as displayed in Participating Carrier’s system) will be provided to WORLDSPAN Users via common language translations where possible, subject to constraints and processing limitations of Participating Carrier’s system.  However, in markets not served by Participating Carrier, the WORLDSPAN User will be advised that Participating Carrier does not provide service in the requested market.  All PNR’s will be created, stored and modified in the WORLDSPAN System for transmission to Participating Carrier pursuant to industry standards and as further set forth herein.

D.                                    WORLDSPAN Users will be able to confirm reservations up to the number of seats reflected in the Participating Carrier’s system availability display when creating the PNR in the WORLDSPAN System.

4.                                       Joint Terms and Conditions.

A.                                   In the event that either Participating Carrier or WORLDSPAN experiences a system problem beyond its reasonable control, then either party shall have the right to inhibit AccessPLUS during the period of time that such problem exists.  If such problem is a scheduled Participating Carrier system outage, then Participating Carrier shall notify WORLDSPAN as

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early in advance as possible.  Participating Carrier shall use its best efforts to reinstate AccessPLUS capabilities as quickly as possible.  If WORLDSPAN has a scheduled system outage with AccessPLUS, WORLDSPAN will notify Participating Carrier in a reasonable advance amount of time.  WORLDSPAN shall use its best efforts to reinstate AccessPLUS capabilities as quickly as possible.

B.                                     Each party agrees to devote resources sufficient to complete the programming necessary to implement AccessPLUS and will use its best efforts to implement AccessPLUS as indicated on Schedule B.  Except as otherwise expressly provided herein, each party shall be responsible for its costs incurred as a result of this Addendum.  Participating Carrier acknowledges that reservation agents of the WORLDSPAN Carriers may access information pursuant to this Addendum.

5.                                       Fees.

Participating Carrier shall pay the charges for AccessPLUS as established according to the Agreement from time to time and in the manner provided in the Agreement.

6.                                       Term.

This Addendum shall become effective on February 1, 1991, and shall continue in effect for a minimum of twelve (12) months.  Thereafter, it shall continue until terminated by either party on not less than thirty (30) days’ prior written notice.  The foregoing notwithstanding, WORLDSPAN may terminate this Addendum at any time with respect to a WORLDSPAN System if it elects to terminate the AccessPLUS option for all carriers in that WORLDSPAN System.  In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

7.                                       No Other Amendment.

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER:			WORLDSPAN, L.P.

NORTHWEST AIRLINES, INC.

By:	/s/	Raymond G. Foss	BY:	/s/ Richard A. Lee
		Raymond G. Foss		Richard A. Lee
		Vice President - Sales & Marketing Systems		Director-Airline and Associate Sales

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ACCESS PLUS ADDENDUM-DEFINITIONS

EXHIBIT A

The following definitions are from Article 1, Definitions, of the WORLDSPAN Participating Carrier Agreement for the convenience of the parties:

AccessPLUS shall mean a group of Supplemental Services providing premium connectivity between the WORLDSPAN System and Participating Carrier’s system, including Direct Access and Direct Sell, permitting WORLDSPAN Subscribers to obtain data and make bookings through the use of standard command entries.

Direct Access shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s System to obtain real time information pertaining to Participating Carrier’s services.

Direct Sell shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s System in real time mode to sell and decrement Participating Carrier’s inventory prior to “end transaction” in the WORLDSPAN System.  Direct Sell participation also includes Participating Carrier’s ability to generate a positive acknowledgement message, including the Passenger Name Record (“PNR”) File Address of Participating Carrier’s System, to the WORLDSPAN User upon completion of successful filing of the PNR in Participating Carrier’s System.  (This service not available for DATAS II.)

SCHEDULE A
FEATURES AVAILABLE IN ACCESSPLUS

Direct Access

1)                                      Schedules

2)                                      Availability

3)                                      Scroll Capability

4)                                      Flight Information

5)                                      Fares

6)                                      Fare Rules

7)                                      DRS - Direct Reference System

8)                                      Seat Maps

9)                                      Last Seat Availability

Direct Sell

(Includes Features of Direct Access and ...)

1)                                      Real-time decrementing of inventory

•  Manual segment sell

•  Sell from availability

2)                                      Positive Acknowledgement

SCHEDULE B
IMPLEMENTATION SCHEDULE

I.                                         Upon execution and return of the AccessPLUS Addendum including this implementation schedule, a specifications document and questionnaire will be sent to Participating Carrier.  WORLDSPAN will contact Participating Carrier to ensure receipt of the document and schedule a technical meeting.  The specifications document and questionnaire must be reviewed, completed and returned within 30 days of receipt.

Please complete:

Participating Carrier Specifications Document Contact:

Name:	N/A

Address:

Phone:

Fax:

Teletype:

Completed document specifications should be returned to:

For the PARS System:

Project Manager - AccessPLUS
Special Systems Development
WORLDS PAN
P.O. Box 901555
Kansas City, MO 64190-1555
Phone:           (816) 891-5430
Fax:                           (916) 891-5321                     TTY: MCIPK1P

or

For the DATAS II System:

Project Manager - AccessPLUS
DATAS II Automation Development
WORLDS PAN
300 Galleria Parkway, N.W.
Dept. 649
Atlanta, GA                                30339
Phone:           (404) 916-7400
Fax:                           (404) 916-7417                    TTY: FTYASDL

II.                                     Upon receipt of the completed specifications  document, WORLDSPAN will furnish an agenda to Participating Carrier and finalize any outstanding issues.

III.                                 Both parties agree to write this project’s specifications and obtain their respective system evaluations within 45 days of the technical meeting.

IV.                                 Once the evaluations are received, a subsequent meeting or conference call will be scheduled within 14 days of the writing of the specifications, to discuss time estimates and establish actual hands-on programming scheduling.  At this time, an implementation date will be established.

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ADDENDUM-SUPPLEMENTAL SERVICES
DRS/GRS

THIS DRS/GRS Addendum is by and between WORLDSPAN, L.P. and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

In addition to the services offered in the Agreement, WORLDSPAN desires to provide and Participating Carrier desires to participate in the PARS Direct Reference System (“DRS”) and/or the DATAS II General Reference System (“GRS”).

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.                                       DRS/GRS LEVELS

Participating Carrier designates one of the following service levels by placing a check mark next to its selection.  Availability of service is subject to completion of a WORLDSPAN Equipment and Software Agreement and payment of the charges provided therein.  All charges are stated in U.S.  dollars.

☐                                                                                    Level 1 (DATAS II and PARS) - $1,750 per month

•                  88 pages, 95 lines per page (PARS)

•                  50 pages, 99 lines per page (DATAS II)

•                  Daily use of WORLDSPAN electronic briefings.

•                  Number of WORLDSPAN User accesses, on request

•                  Participating Carrier creates/updates via its own DATAS II and PARS Terminals

☐                                                                                    Level 2 (DATAS II ONLY) - $600 per month

•                  50 pages, 99 lines per page

•                  Daily use of electronic briefings.

•                  Number of WORLDSPAN User accesses, on request

•                  Participating Carrier creates/updates via its own DATAS II terminal

☐                                                                                    Level 3 (PARS ONLY) - $1,400 per month

•                  88 pages, 95 lines per page

•                  Daily use of electronic briefings.

•                  Number-of WORLDSPAN User accesses, on request

•                  Participating Carrier creates/updates via its own PARS terminal

2.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   Participating Carrier agrees to pay the charges for DRS/GRS in the manner provided in the Agreement.

B.                                     Participating Carrier shall comply with WORLDSPAN’s guidelines, formats and procedures for update of DRS/GRS as such may be changed from time to time on not less than sixty (60) days advance notice by WORLDSPAN.

C.                                     Participating Carrier will input and update its DRS/GRS through equipment provided by WORLDSPAN pursuant to an Equipment and Software Agreement.

D.                                    WORLDSPAN assumes no responsibility or liability for the accuracy of Participating Carrier’s information in DRS/GRS.  All information entered into DRS/GRS by Participating Carrier is subject to WORLDSPAN’s approval, which approval will not be unreasonably withheld.  Participating Carrier will not enter information into DRS which is misleading, defamatory, or offensive.  Participating Carrier will indemnify, defend, and hold harmless WORLDSPAN, its partners, affiliates, directors, officers, employees and agents from and against all liabilities and claims, including attorneys’ fees, arising out of or connected with information entered into DRS/GRS by Participating Carrier.  WORLDSPAN may terminate or suspend, in whole or in part, Participating Carrier’s privilege to enter, store, and maintain information in DRS/GRS if Participating Carrier abuses or misuses DRS/GRS.

3.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN will create and maintain the DRS/GRS facility in the WORLDSPAN Systems.

B.                                     WORLDSPAN shall provide Participating Carrier with guidelines, formats and procedures for update of DRS/GRS.

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C.                                     WORLDSPAN reserves the right to monitor the DRS/GRS for compliance with WORLDSPAN’s guidelines, formats and procedures described above.

4.                                       TERM

This Addendum shall become effective on February 1, 1991, and shall continue in effect for a minimum of twelve (12) months.  Thereafter, it shall continue until cancelled by either party upon not less than thirty (30) days’ prior written notice.  In no event shall this Addendum remain in effect beyond the termination date of the Agreement.  WORLDSPAN reserves the right to modify or terminate DRS or GRS.  If WORLDSPAN decides to terminate DRS or GRS, it may terminate this Addendum at any time upon not less than thirty (30) days’ prior notice.

5.                                       NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of February 1, 1991.

PARTICIPATING CARRIER:			WORLDSPAN, L.P.

NORTHWEST AIRLINES, INC.

By:	/s/	Raymond G. Foss	BY:	/s/ Richard A. Lee
		Raymond G. Foss		Richard A. Lee
Title:		Vice President - Sales & Marketing Systems		Director-Airline and Associate Sales

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ADDENDUM SUPPLEMENTAL SERVICES
SEAT SELECTION/BOARDING PASS

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for transmitting boarding pass information to WORLDSPAN Users to enable them to issue boarding passes for Participating Carrier’s flights.

Participating Carrier wishes to permit such boarding pass issuance by WORLDSPAN Users.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, contained, the parties hereto agree as follows:

1.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   Pursuant to procedures developed by WORLDSPAN from time to time, Participating Carrier shall transmit seat selection and boarding pass information to WORLDSPAN Users through the WORLDSPAN Systems.  Such information will be transmitted within two (2) hours of a request for the same received by Participating Carrier from a WORLDSPAN User and such information shall appear on the boarding pass in such manner as WORLDSPAN shall determine from time to time.  Boarding pass information shall be transmitted by Participating Carrier only with respect to Participating Carrier flight segments and each WORLDSPAN User shall be provided the capability of issuing boarding passes through each WORLDSPAN System on all Participating Carrier flights.

B.                                     Participating Carrier agrees to modify its internal reservations system, to the extent necessary at Participating Carrier’s sole cost and expense: (i) to receive special service requests (“SSR”) via Teletype (or other communications method as agreed upon by the parties) from WORLDSPAN Users for a seat assignment; (ii) to respond to WORLDSPAN User SSR by authorizing issuance of a Participating Carrier boarding pass; and (iii) to otherwise modify Participating Carrier’s system to provide the boarding pass capability described herein.

C.                                     Participating Carrier will establish priority processing for SSR messages generated from WORLDSPAN Users requesting pre-reserved seats.

D.                                    Participating Carrier agrees promptly to advise WORLDSPAN of seat changes and/or seat cancellations made directly through Participating Carrier’s systems when the original seat selection was confirmed via the WORLDSPAN System.

E.                                      Participating Carrier elects to have and offer to WORLDSPAN Users the following services (Please initial whether Alternative 1, 2 or 3 is preferred):

☒	Alternative 1:	Seat Selection Services and Boarding Pass Services

☐	Alternative 2:	Seat Selection Services only.

☐	Alternative 3:	Seat Selection Services and Boarding Pass Services on selected flights.

2.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN, at no cost to Participating Carrier, will provide sufficient space in a general DRS/GRS category solely for Participating Carrier to create and maintain a display of seat maps by aircraft type, in the format designated by WORLDSPAN and other procedural information pertinent to Participating Carrier’s participation in the Boarding Pass Issuance Program.

B.                                     WORLDSPAN will make available to WORLDSPAN Users the ability to generate boarding passes on Participating Carrier’s flights according to this Addendum.

C.                                     WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any WORLDSPAN System seat selection and/or boarding pass services at any time in WORLDSPAN’s sole discretion.

D.                                    WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

3.                                       TERM

This Addendum shall become effective on February 1, 1991, and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of December 7, 1993.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

Northwest Airlines, Inc

By:	/s/	By:	/s/ Richard A. Lee
Richard A. Lee
Director-Airline Industry Marketing

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WORLDSPAN
ADDENDUM - SUPPLEMENTAL SERVICES
FLIGHT SEGMENT RECONFIRM (RR)

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for WORLDSPAN Users to reconfirm a flight segment(s) using the action code RR (Reconfirm) for Participating Carrier flights.  The transmission of the RR status code to the Participating Carrier indicates that the has confirmed to the WORLDSPAN User the desire to utilize the services of Participating Carrier as provided in the passenger name record (PNR).

Participating Carrier wishes to permit such reconfirmation of its flight by WORLDSPAN Users.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, contained, the parties hereto agree as follows:

1.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   Pursuant to procedures developed by WORLDSPAN, Participating Carrier shall permit WORLDSPAN Users to reconfirm Participating Carrier flight segments booked with HK status code.  Reconfirm information shall be transmitted by WORLDSPAN to Participating Carrier only with respect to Participating Carrier’s flight segments.

B.                                     Participating Carrier agrees to update its internal PNR containing the flight segment with RR status code.  As subsequent messages are sent from the Participating Carrier, such as time/status code changes, these changes will be reflected in the WORLDSPAN PNR

C.                                     Participating Carrier will establish priority processing for RR messages generated from WORLDSPAN Users reconfirming flight segments.

D.                                    In the event that Participating Carrier receives an RR message from a WORLDSPAN User and Participating Carrier does not have a PNR for the passenger, Participating Carrier will reserve or list reconfirmed flight segment(s) and notify the WORLDSPAN User, per AIRIMP 7.2 procedures.

E.                                      Participating Carrier consents to the use of the reconfirm service by WORLDSPAN Users as set forth in this Addendum.

2.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN will automatically update the flight segment and the PNR history to show the change of segment status to RR.

B.                                     WORLDSPAN will make available to WORLDSPAN Users the ability to update flight segment status to RR.  WORLDSPAN will advise WORLDSPAN Users of Participating Carrier’s participation in the RR function, as deemed appropriate.

C.                                     WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any WORLDSPAN System Reconfirm services at any dine at WORLDSPAN’s sole discretion.

D.                                    WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

3.                                       TERM

This Addendum shall become effective on the date signed and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of                                  , 19      .

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

Northwest Airlines, Inc

By:	/s/	By:	/s/ Richard A. Lee
Richard A. Lee
Director Airline Industry Marketing

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EXHIBIT A

RECONFIRM (RR) TTY OUT MESSAGE

WORLDSPAN will follow the standard TTYOUT addressing format.  The following is an example of the RR message to be generated to the Participating Carrier at End Transaction.

Line No.	1.	FRARMLH
	2.	HDQRM1P 070830
	3.	HDQIP AADSTV/NCE1AO95O
	4.	1NAME/FIRSTNAME
	5.	LH744F 16OCT FRABKK RR1/2150 1410

EXPLANATION:

Line No.	1.	Routine address of location receiving message.
	2.	Communication reference line - includes senders address, date, and time stamp by GMT.
	3.	Location of record - includes record locator and IATA number.
Note: The IATA number and/or Point of Sale information will not be transmitted for TTY when the TTY OUT message is generated in response to action initiated by another CRS.
	4.	Passenger name.
	5.	Flight information and action to be taken.

ADDENDUM - SUPPLEMENTAL SERVICES
MARKETING INFORMATION DATA TAPES (MIDT)

THIS Addendum is by and between WORLDSPAN, L. P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN generates certain Marketing Information Data Tapes (“MIDT”) from the WORLDSPAN System.  MIDT include information on airline flights booked by WORLDSPAN Users.

Participating Carrier desires to receive one or more WORLDSPAN MIDT as specified below.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth the parties hereto agree as follows:

1.                                       MIDT Available.  Following are the MIDT currently available from WORLDSPAN.  Participating Carrier designates, with initials next to the appropriate selection, the MIDT it desires, and WORLDSPAN agrees to supply same according to this Addendum.

a.                                       MIDT Available from WORLDSPAN (formerly PARS)

☒                                    WORLDSPAN (formerly PARS) U.S. Domestic (U.S.D.) Tape:  This tape contains booking data generated by all WORLDSPAN Users.  It includes information on U.S. domestic flights.

☒                                    WORLDSPAN (formerly PARS) International Tape:  This tape contains booking data generated by all WORLDSPAN Users.  It includes information on non U.S. Domestic flights.  Those are flights that include an origin or destination (or both) outside the United States or it territories.

☐                                    WORLDSPAN (formerly PARS) Gateway Tape:  This MIDT contains booking data generated by all WORLDSPAN Users, excluding booking data regarding flights that occur entirely in the United States.  In addition, international flights involving a United States city are limited to flights between the United States and European gateway countries only.  This tape may be purchased by all U.S. certificated carriers and carriers certificated by one of the gateway countries.  (A carrier certificated by one of the gateway countries may receive only gateway data between the U.S. and its home country.)

☐                                    WORLDSPAN (formerly PARS) International Subscribers Tape:  This MIDT contains booking data generated by all non-U.S. and non-Canadian WORLDSPAN Users. This tape may be purchased by all participating carriers.

b.                                      MIDT Available from DATAS II

☐                                    DATAS II U.S. Domestic (U.S.D.) Tape:  This tape contains booking data generated by all WORLDSPAN Users using DATAS II.  It includes information on U.S. domestic flights.

☐                                    DATAS II International Tape:  This tape contains booking data generated by all WORLDSPAN Users using DATAS II. It includes information on non U.S. Domestic flights.  Those are flights that include an origin or destination (or both) outside the United States or its territories.

2.                                       Delivery by WORLDSPAN

a.                                       WORLDSPAN shall transmit to Participating Carrier the MIDT according to Participating Carrier’s option, specified below (select only one);

☐                                    1.                                       Three times daily via electronic transmission.

☒                                    2..                                    Once daily via electronic transmission,

☐                                    3.                                       Monthly tape

If Participating Carrier selects receipt of MIDT via electronic transmission, Participating Carrier shall be responsible for the cost of the. transmission of MIDT. Participating Carrier and WORLDSPAN shall otherwise bear their own expenses related to the performance of obligations under this Addendum.

b.                                      WORLDSPAN shall begin supplying the selected MIDT to Participating Carrier within 90 days of receipt of this Addendum executed on behalf of Participating Carrier.

2.                                       Delivery by WORLDSPAN

c.                                       WORLDSPAN agrees to provide Participating Carrier with fixed format record layout with all data elements, element descriptions,

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field links, displacements and tape specifications with delivery of selected MIDT.  WORLDSPAN reserves the right to modify any or all components or the format of any of the MIDT from time to time.

d.                                      Subject to applicable CRS Rules, WORLDSPAN reserves the right to modify or discontinue any or all MIDT at its discretion, and Participating Carrier acknowledges that any WORLDSPAN MIDT will contain only such marketing, booking and sales data as WORLDSPAN may elect to generate from any WORLDSPAN System from time to time.

3.                                       Treatment of MIDT and Data

a.                                       Participating Carrier agrees that the MIDT and the information therein are provided for the use of Participating Carrier only and the MIDT and the information therein may not be published, duplicated, reproduced, copied, disclosed or distributed in any manner, in whole or in part, except to a travel agent with respect to the information derived from the bookings created by that WORLDSPAN User and only with respect to that information.

b.                                      Upon prior written consent of WORLDSPAN, Participating Carrier may retain a third party to process the data provided pursuant to this Addendum for the benefit of Participating Carrier, provided such third party is bound to WORLDSPAN by appropriate obligations of confidentiality according to the form of agreement attached hereto as Exhibit A.

4.                                       Fees.  The charges for each MIDT shall be as follows:

a.                                       WORLDSPAN (formerly PARS) U.S.D.  Tape - Eight Thousand Dollars ($8,000.00) per month.

b.                                      WORLDSPAN (formerly PARS) International Tape - Five Thousand Dollars ($5,000.00) per month.

c.                                       WORLDSPAN (formerly PARS) Gateway Tape - One Dollar ($1.00) per WORLDSPAN User per month and a one time implementation fee of Two Thousand Five Hundred Dollars ($2,500.00).

d.                                      WORLDSPAN (formerly PARS) International Subscriber Tape - One Dollar ($1.00) per WORLDSPAN User per month and a one

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time implementation fee of Two Thousand Five Hundred Dollars ($2,500.00).

e.                                       DATAS II U.S.D. Tape - Seven Thousand Five Hundred Dollars ($7,500.00) per month.

f.                                         DATAS II International Tape - Two Thousand Five Hundred Dollars ($2,500.00) per month.

5.                                       Term.  This Addendum shall become effective on the date signed and shall continue in effect for a minimum of twelve (12) months. Thereafter, it shall continue until cancelled by either party on not less than 30 days’ prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

6.                                       Eligibility. M.I.D.T. from WORLDSPAN and DATAS II are made available to non-U.S. participating carriers only if the carrier makes reciprocal information available from its Affiliated CRS to WORLDSPAN Carriers and as otherwise provided in any applicable CRS Rules. In the event of any change in any CRS Rules which would prohibit the delivery of any MIDT, or in the event that delivery of any MIDT by WORLDSPAN is prohibited by any CRS Rules, Participating Carrier acknowledges that nothing herein shall be construed to require WORLDSPAN to request any change in such CRS Rules or apply for an amendment to such CRS Rules to permit the delivery of any MIDT.

7.                                       New System.  In the event that WORLDSPAN introduces a new system, then WORLDSPAN shall make available MIDT from that new system similar to the MIDT currently provided.

8.                                       No Other Amendment.  Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as of December 7, 1993.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

Northwest Airlines, Inc

By:	/s/	By:	/s/ Richard A. Lee
Richard A. Lee
Director-Airline Industry Marketing

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ADDENDUM - SUPPLEMENTAL SERVICES
BILLING INFORMATION DATA TAPES (BIDT)

THIS Addendum is by and between WORLDSPAN, L.P.  (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN provides certain information to Participating Carrier in connection with the invoice for amounts due for Bookings made in the WORLDSPAN Systems.

Participating Carrier desires to receive, and WORLDSPAN desires to provide such information on magnetic tape (the “Billing information Data Tape” or “BIDT”).

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.                                       BIDT Available.  Following are the BIDT currently available from WORLDSPAN.  Participating Carrier designates, with initials next to the appropriate selection, the BIDT it desires, and WORLDSPAN agrees to supply same according to this Addendum.  (Select either or both.)

☐                                    a.                                       BIDT available from DATAS II.

☒                                    b.                                      BIDT available from PARS.

Available Tape (select one)

☐                                    a.                                       Round Reel

☒                                    b.                                      Square Cartridge

2.                                       Delivery by WORLDSPAN

a.                                       WORLDSPAN agrees to deliver its BIDT to Participating Carrier, and Participating Carrier accepts and agrees to use the BIDT according to this Amendment and the Agreement.

b.                                      WORLDSPAN shall supply the BIDT to Participating Carrier with the regular WORLDSPAN invoice commencing not more than thirty (30) days following acceptance of this Amendment by WORLDSPAN.

c.                                       WORLDSPAN agrees to provide Participating Carrier with fixed format record layout with all data elements, element descriptions, displacements and tape specifications with delivery of BIDT.  WORLDSPAN reserves the right to modify any or all components or the format of any of the BIDT from time to time upon 30 days prior written notice to Participating Carrier.

d.                                      Subject to applicable laws or regulations, WORLDSPAN reserves the right to modify or discontinue any or all BIDT at its discretion, and Participating Carrier acknowledges that any WORLDSPAN BIDT will contain only such billing and sales data as WORLDSPAN may elect to generate from any WORLDSPAN System from time to time.

Participating Carrier requests that WORLDSPAN BIDT be delivered to:

Name:	Charles Jackson
Company/Department:	Northwest Airlines - A6370
Street Address:	2700 Lone Oak Parkway
City/State:	Eagan, MN
Postal Code/Country:	55121 - USA

3.                                       Fees.  The Participating Carrier agrees to pay WORLDSPAN Two Hundred Dollars ($200.00) per month per WORLDSPAN System for BIDT provided pursuant to this Addendum.

4.                                       Term.  This Addendum shall become effective on the date set forth below, and shall continue in effect for a minimum of six (6) months.  Thereafter, it shall continue until cancelled by either party on not less than thirty (30) days’ prior written notice.  In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

5.                                       Other Tapes.  In the event that WORLDSPAN introduces a CRS other than PARS or DATAS II, then WORLDSPAN shall make available BIDT from that new CRS similar to the BIDT available for PARS.

6.                                       Use of BIDT.  Participating Carrier shall use the BIDT and the information included thereon solely for the purpose of reconciling and confirming the accuracy and completeness of the amount included on an associated invoice and for no other purpose.  Participating Carrier shall not copy or reproduce the BIDT or the information thereon except for the purpose of utilizing the BIDT as provided herein.  Participating Carrier shall not sell, assign, transfer, convey or otherwise provide to anyone else any BIDT or information thereon, in whole or in part, without the express prior written consent of WORLDSPAN.  Participating Carrier shall return the BIDT media at its expense to WORLDSPAN within sixty (60) days of receipt.

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7.                                       No Other Amendment.  Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

8.                                       WORLDSPAN agrees, for purposes of Paragraph 6, hereof, that Participating Carrier shall be permitted to disclose the BIDT to KLM Royal Dutch Airlines and all carriers with whom they have a code-sharing agreement, notwithstanding the prohibitions therein, at Participating Carrier’s discretion.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized undersigned representatives as December 7, 1993.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

Northwest Airlines, Inc

By:	/s/	By:	/s/ Richard A. Lee
Richard A. Lee
Director-Airline Industry Marketing

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ADDENDUM - SUPPLEMENTAL SERVICES
WORLDSPAN GLOBAL REFERENCE SYSTEM

THIS Addendum is by and between WORLDSPAN, L.P.  and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

In addition to the services offered in the Agreement, WORLDSPAN desires to provide and Participating Carrier desires to participate in the WORLDSPAN Global Reference System including DATAS II General Reference System (GRS) and PARS Direct Reference System (DRS).

NOW, THEREFORE, in consideration of the mutual agreements hereinafter as set forth, the parties hereto agree as follows:

1.                                      GRS/DRS LEVELS

Participating Carrier designates one of the following service levels (Level A, B, C, or D) and the Optional Package by placing a check mark next to the selection(s).

☒                                                                                    LEVEL A $1,750.00 per month

•                  DATAS II GRS:                                    50 pages, 99 lines per page

•                  PARS DRS:                                                          100 pages, 255 lines per page

☐                                                                                    LEVEL B - $1,000.00 per month

•                  DATAS II GRS:                                    50 pages, 99 lines per page

•                  PARS DRS:                                                          50 pages, 255 lines per page

☐                                                                                    LEVEL C - $500.00 per month

•                  DATAS II GRS:                                    10 pages, 99 lines per page

•                  PARS DRS:                                                          10 pages, 255 lines per page

☐                                                                                    LEVEL D - $200.00 per month

•                  DATAS II GRS:                                    3 pages, 95 lines per page

•                  PARS DRS:                                                          3 pages, 95 lines per page

•                  WORLDSPAN updates GRSIDRS for Participating Carrier as follows:

•                                          Maximum of one (1) update request per week provided in writing by Participating Carrier

•                                          $25.00 per hour, minimum one (1) hour input time per request

If Participating Carrier has selected any of Level A, Level B, or Level C, Participating Carrier may also select the following:

☐                                                                                    OPTIONAL PACKAGE - International DRS - $500.00 per month

•                  PARS DRS: 50 pages, 255 lines per page

Includes additional DRS pages available only to PARS Users located outside of the United States.

Availability of service is subject to completion of a WORLDSPAN Equipment and Software Agreement (with the exception of Level D) and payment of the charges provided therein. All charges are stated in U. S. dollars.

Additional pages may be added to the Level selected. Pages are available at a rate of $100.00 per page. Requests for additional pages must be provided in writing.

In addition to the GRS/DRS Levels described below, pursuant to this Addendum, Participating Carrier also receives:

•                  Daily use of WORLDSPAN electronic briefings

•                  WORLDSPAN User access report for GRS/DRS, on request

•                  Ability to create/update GRS/DRS via the Participating Carrier’s DATAS II and PARS Terminals, with the exception of Level D.

2.                                      RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   Participating Carrier agrees to pay the charges for GRS/DRS in the manner provided in the Agreement.

B.                                     Participating Carrier shall comply with WORLDSPAN’s guidelines, formats and procedures for update of GRS/DRS as such may be changed from time to time on not less than sixty (60) days advance notice by WORLDSPAN.

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C.                                     Except for Level D, Participating Carrier will input and update its GRS/DRS through equipment provided by WORLDSPAN pursuant to an Equipment and Software Agreement.  If level D is selected, WORLDSPAN agrees to update GRS/DRS within a reasonable amount of time after a written transcript of GRS/DRS information is provided by the Participating Carrier.

D.                                    WORLDSPAN assumes no responsibility or liability for the accuracy of GRS/DRS information input by Participating Carrier or WORLDSPAN on behalf of Participating Carrier.  All information entered into DRS/GRS by or on behalf of Participating Carrier is subject to WORLDSPAN’s approval, which approval will not be unreasonably withheld Participating Carrier will not enter or request WORLDSPAN to enter information into DRS which is misleading, defamatory, or offensive.  Participating Carrier will indemnify, defend, and hold harmless WORLDSPAN, its partners, affiliates, directors, officers, employees and agents from and against all liabilities and claims, including attorneys’ fees, arising out of or connected with information entered into GRS/DRS by Participating Carrier.  WORLDSPAN may terminate or suspend, in whole or in part, Participating Carrier’s ability to enter, store, and maintain information in GRS/DRS if Participating Carrier defaults in any material obligation in the Agreement or this Addendum.

3.                                      RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN will create and maintain the GRS/DRS facility in the WORLDSPAN System and will update GRS/DRS on behalf of participants in Level D.

B.                                     WORLDSPAN shall provide Participating Carrier with guidelines, formats and procedures for update of GRSIDRS.

C.                                     WORLDSPAN reserves the right to monitor the GRS/DRS for compliance with WORLDSPAN’s guidelines, formats and procedures described above.

4.                                      TERM

This Addendum shall become effective on the date signed and shall continue in effect for a minimum of twelve (12) months. Thereafter, it shall continue until canceled by either party upon not less than thirty (30) days’ prior written notice. In no event shall this Addendum remain in effect beyond the termination date of the Agreement. WORLDSPAN reserves the right

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to modify or terminate ORS or DRS. If WORLDSPAN decides to terminate GRS or DRS, it may terminate this Addendum at any time upon not less than thirty (30) days’ prior notice.

5.                                      MIGRATION

WORLDSPAN proposes to migrate all WORLDSPAN Users to a new system to replace PARS and DATAS II. Following the completion of the migration of WORLDSPAN Users, the charges and fees set forth herein shall remain unchanged, and Participating Carrier’s participation in GRS/DRS shall continue as set forth herein with respect to PARS. Nothing herein shall be construed to require WORLDSPAN to develop a new system or to migrate WORLDSPAN Users.

6.                                      NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of December 7, 1993.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

Northwest Airlines, Inc

By:	/s/	By:	/s/ Richard A. Lee
Richard A. Lee
Director-Airline Industry Marketing

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ADDENDUM-SUPPLEMENTAL SERVICES
ACCESSPLUS

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN desires to provide and Participating Carrier desires to participate in AccessPLUS.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.                                       AccessPLUS Options and Charges

WORLDSPAN provides four levels of AccessPLUS participation to Participating Carriers that participate at the Full Services Level: WORLDSPAN Direct Response, Direct Access, Direct Sell, and Airline Source, including the functionality described herein.  Participating Carrier may select any of the four levels of participation by initialing the appropriate choice below; provided, however, that Direct Sell can be chosen only if Participating Carrier is also a Direct Access participant, and Airline Source can be chosen only if Participating Carrier is also a Direct Sell participant.  Please initial indicating the level at which you choose to participate:

☐                                    AccessPLUS - WORLDSPAN Direct Response.(PARS only).  Bookings on Participating Carrier flights will be acknowledged to WORLDSPAN Users through Direct Response according to this Addendum.  The charge for Direct Response participation is ~2.5l per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conference 1, and $3.01 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conferences 2 and 3 arising out of Direct Response.

☒                                    AccessPLUS - WORLDSPAN Direct Access (PARS and DATAS II).  Participating Carrier flights will be available through Direct Access according to this Addendum.  The charge for Direct Access participation is $2.68 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conference 1, and $3.18 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conferences 2 and 3 arising out of Direct Access.

☒                                    AccessPLUS - WORLDSPAN Direct Sell (PARS only).  Bookings on Participating Carrier flights will be made through Direct Sell according to this Addendum.  The charge for Direct Sell participation is $2.68 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conference 1, and $3.18 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conferences 2 and 3 arising out of Direct Sell.

WORLDSPAN offers two versions of Airline Source participation (PARS only).  The versions are described below.  Please initial indicating the version at which you choose to participate.

☐                                    WORLDSPAN Airline Source (ALS) - Version one (1), Participating Carrier’s flight availability will be displayed directly from Participating Carrier’s system to WORLDSPAN Users through ALS functionality according to this Addendum.  With each inquiry, WORLDSPAN will provide Participating Carrier the identity and location of the WORLDSPAN User, origination and destination points, requested departure date and any trip constructed with one or more of Participating Carrier’s designated ALS flight segments.  The charge for ALS Version one (1) participation is $2.88 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conference 1, and $3.38 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conferences 2 and 3 arising out of Airline Source.

☒                                    WORLDSPAN Airline Source (ALS) - Version two (2), Participating Carrier’s flight availability will be displayed directly from Participating Carrier’s system to WORLDS PAN Users through ALS functionality according to this Addendum.  With each inquiry, WORLDSPAN will provide Participating Carrier with the date, board and off point of the specific Participating Carrier flight(s) being requested and which Participating Carrier has designated as ALS flight segments.  The charge for ALS Version two (2) participation is $2.83 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conference 1, and $3.33 per Booking for Bookings generated by WORLDSPAN Users located in Traffic Conferences 2 and 3 arising out of Airline Source.

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2.                                       Responsibilities of Participating Carrier

A.                                   Participating Carrier, at its sole cost and expense, agrees to permit WORLDSPAN Users to access information from Participating Carrier’s system through AccessPLUS.  This includes, but is not limited to: (i) the schedule and availability display used by Participating Carrier’s reservations personnel; and (ii) functions of Participating Carrier’s system listed in Schedule A of this Addendum.

B.                                     If applicable, Participating Carrier agrees to allow installation of a direct and dedicated communications line between the WORLDSPAN System and Participating Carrier’s system.  Participating Carrier and WORLDSPAN shall share equally the charges for said communications line.  Additionally, Participating Carrier agrees to acquire the appropriate hardware for use with Participating Carrier’s system to facilitate the operation of said communications line.  Such hardware shall be provided by WORLDSPAN to Participating Carrier at WORLDSPAN’s prevailing rates and terms.  Selection and ordering of the hardware and the direct and dedicated communications line shall be as mutually agreed upon by the parties.  The mutual agreement may include the decision to use a comparable link via SITA.

C.                                     If Participating Carrier participates in Direct Sell, Participating Carrier agrees upon receipt of the Direct Sell Booking message where the inventory requested is available, to respond indicating inventory is decremented from Participating Carrier’s system prior to “end transaction”.  If the inventory is not available, Participating Carrier will immediately generate an unable to sell message and the WORLDSPAN Users may waitlist such unavailable segments when the waitlist is open.

D.                                    If Participating Carrier participates in Direct Response, Participating Carrier agrees to send a positive acknowledgment message, including the PNR record locator of Participating Carrier’s system, upon receipt of a PARS User’s booking message.

E.                                      If Participating Carrier participates in ALS, Participating Carrier agrees to send a response to an Inquiry within two (2) seconds or receipt of such Inquiry from the WORLDSPAN System.  The response must contain the flight status, classes of service and number of seats to be displayed to the WORLDSPAN User making such request.  Participating Carrier agrees that it will return the booking classes in descending order of accepted airline values,

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e.g., First Class, Business Class, Coach Class, etc.  Participating Carrier agrees it will display the same seat counts and class of service with respect to identical, contemporaneous ALS and Direct Access requests by a WORLDSPAN User from one location.

F.                                      If Participating Carrier participates in ALS, Participating Carrier agrees that it will respond to ALS messages from WORLDSPAN as quickly and accurately as it responds to similar inquiries from any other CRS.  The information regularly maintained in the Internal Database will be displayed if the communication line to the Participating Carrier is inoperative or if the response is not received within two (2) seconds.

G.                                     In the event that Participating Carrier consistently does not respond to Inquiries within two (2) seconds, Participating Carrier shall use its best efforts to correct the condition or deficiency causing such delay.

H.                                    Participating Carrier will arrange for the processing of all WORLDSPAN User AccessPLUS booking messages on a priority and current basis and as quickly as it processes similar messages from any other CRS.  All AccessPLUS booked segments received by Participating Carrier’s system from WORLDSPAN (including those appended with the unique action codes “LK” and “DK”) will be automatically accepted and confirmed and no “US,” or “UC” message will be generated.

I.                                         In those cases when the communications line between the WORLDSPAN System and Participating Carrier’s system is inoperable, booking messages will be rerouted via the facilities of ARINC or SITA, as mutually agreed upon.  In such cases, when an “LK”, “DK” or “SS” booking cannot be electronically accepted by Participating Carrier’s inbound teletype message processing facility for automatic processing, or when an “LK”, “DK” or “SS” booking cannot be electronically accepted by Participating Carrier’s system via the communications line, Participating Carrier will accept passenger(s) for transportation on the same basis as though a reservation has been created and seat inventory adjusted even though over booking may result therefrom and denied boarding compensation may be required, provided however, the foregoing is applicable only if: (i) the passenger’s ticket bears an “OK” status or (ii) Participating Carrier has not returned the booking to either WORLDSPAN or the original WORLDSPAN User within twelve (12) hours of the message transmission from

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the WORLDSPAN System; provided further, however, sub-clause (ii) shall not apply to “LK” or “DK” bookings.

Should Participating Carrier’s inbound message processing facility be unable to recognize and accept “LK” and/or “DK” bookings, Participating Carrier shall, at its sole cost and expense, modify said inbound message processing facility to recognize and accept “LK” and/or “DK” bookings no later than ninety (90) days after the date of this Addendum.

J.                                        Participating Carrier shall provide help desk and such other technical support as may be reasonably necessary to serve WORLDSPAN Users.

K.                                    Participating Carrier agrees to give WORLDSPAN at least ninety (90) days prior written notice of any changes to Participating Carrier’s system which may affect the AccessPLUS capability including, but not limited to, common language translation.  Should changes to Participating Carrier’s programs require changes to AccessPLUS, Participating Carrier agrees to reimburse WORLDSPAN for the cost of such changes at WORLDSPAN’s then prevailing rates.

L.                                      Participating Carrier shall establish and operate its AccessPLUS connection as defined in WORLDSPAN’s applicable technical/functional documentation, including support of WORLDSPAN’s communications protocol as mutually agreed upon.

M.                                 Participating Carrier shall complete the technical/functional documentation appropriate to the level of AccessPLUS participation selected and return it to WORLDSPAN within thirty (30) days of the date of this Addendum.

3.                                       Responsibilities of WORLDSPAN

A.                                   WORLDSPAN shall provide Participating Carrier with appropriate technical/functional specifications for the selected level(s) of AccessPLUS participation.

B.                                     WORLDSPAN shall maintain and operate AccessPLUS, and shall cooperate with Participating Carrier in resolving any problems in the maintenance of the communications lines between the WORLDSPAN System(s) and Participating Carrier’s system.

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C.                                     WORLDSPAN will provide WORLDSPAN Users with direct inquiry capability using Airline Source or Direct Access, as appropriate, into Participating Carrier’s system to obtain real time information and system generated inquiries by means of AccessPLUS.

For markets served by Participating Carrier, such schedule, availability, fare and flight information (as displayed in Participating Carrier’s system) will be provided to WORLDSPAN Users through Direct Access via common language translations where possible, subject to constraints and processing limitations of Participating Carrier’s system.  However, in markets not served by Participating Carrier, the WORLDSPAN User will be advised that Participating Carrier does not provide service in the requested market.

D.                                    All PNR’s will be created, stored and modified in the WORLDSPAN System for transmission to Participating Carrier pursuant to industry standards and as further Set forth herein.

E.                                      If Participating Carrier participates in ALS, WORLDSPAN will display Participating Carrier flight availability provided through ALS as a part of any display which includes Participating Carrier flights to WORLDSPAN Users.  WORLDSPAN will combine the information taken from its Internal Database with the information provided by Participating Carrier through ALS and display it to the WORLDSPAN User.

F.                                      WORLDSPAN Users will be able to confirm reservations up to the number of seats reflected in the Participating Carrier’s system availability display when creating the PNR in the WORLDSPAN System.

G.                                     If Participating Carrier participates in ALS, an Airline Source indicator will be included in all displays from WORLDSPAN containing Participating Carrier’s flight availability to designate Participating Carrier as an Airline Source participant.

4.                                       Joint Terms and Conditions

A.                                   In the event that either Participating Carrier or WORLDSPAN experiences a system problem beyond its reasonable control, or a scheduled system outage, then either party shall have the right to temporarily inhibit AccessPLUS during the period of time that such problem or scheduled outage exists.  If the outage is a

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scheduled Participating Carrier system outage, then Participating Carrier shall notify WORLDSPAN as early in advance as possible.

B.                                     Each party agrees to devote resources sufficient to complete the programming necessary to implement AccessPLUS and will use its best efforts to implement AccessPLUS as indicated on Schedule B.  Except as otherwise expressly provided herein, each party shall be responsible for its costs incurred as a result of this Addendum.  Participating Carrier acknowledges that reservation agents of the WORLDSPAN Carriers may access Direct Access information pursuant to this Addendum.

C.                                     In the event that the WORLDSPAN System or Participating Carrier’s system reaches capacity limits, Participating Carrier and WORLDSPAN will implement agreed upon mechanisms and/or other procedures reasonably necessary to stabilize such system.

D.                                    In the event there is a delay in any Participating Carrier response to any Inquiry resulting from problems in the data communications line between the WORLDSPAN System and Participating Carrier’s system, then WORLDSPAN and Participating Carrier will confer and implement mutually agreed modifications for the purpose of improving said communication line to ensure WORLDSPAN Users receive timely ALS responses.

E.                                      If Participating Carrier participates in ALS, each month WORLDSPAN and Participating Carrier shall make available to the other, at no additional charge, documentation to ensure the Airline Source/Direct Sell program is operating at a level mutually acceptable to both parties.  These reports shall include sufficient data to allow each party to review number of messages send/received, time-outs, average response time and circuit utilization.  These reports shall also include the same information for the peak day within the month.

5.                                       Fees

Participating Carrier shall pay WORLDSPAN’s charges for AccessPLUS as established according to the Agreement from time to time and in the manner provided in the Agreement.

WORLDSPAN will not charge Airline Source Participants the Direct Response charge for Bookings that result from the malfunction or failure of the Direct Sell communications link.

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Participating Carrier will be charged at the Full Services rate for any Booking that, due to the two character action code input by the WORLDSPAN User, does not result in a message to Participating Carriers system.

6.                                       Term

This Addendum shall become effective on January 1, 1994, and shall continue in effect for a minimum of twelve (12) months.  Thereafter, it shall continue until terminated by either party on not less than thirty (30) days prior written notice.  The foregoing notwithstanding, WORLDSPAN may terminate this Addendum at any time with respect to a WORLDSPAN System if it elects to terminate the AccessPLUS option for all carriers in that WORLDSPAN System.  In no event shall this Addendum remain in effect beyond the termination date of the Agreement.

7.                                       No Other Amendment.  Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.  This Addendum shall supersede any prior Addendum - Supplemental Services - AccessPLUS.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of December 7, 1993.

PARTICIPATING CARRIER:		WORLDSPAN, L.P.

Northwest Airlines, Inc

By:	/s/	By:	/s/ Richard A. Lee
Richard A. Lee
Director-Airline Industry Marketing

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ACCESSPLUS ADDENDUM - DEFINITIONS
EXHIBIT A

The following definitions are from Article 1, Definitions, of the WORLDSPAN Participating Carrier Agreement for the convenience of the parties:

AccessPLUS shall mean a group of Supplemental Services providing premium connectivity between the WORLDSPAN System and Participating Carrier’s system, including Direct Response, Direct Access, Direct Sell, and Airline Source permitting WORLDSPAN Users to obtain data and make bookings through the use of standard command entries.

Direct Response shall mean the capability of Participating Carrier to directly respond to WORLDSPAN Users’ teletype Bookings.  The Participating Carrier’s PNR File Address (Record Locator) is requested and upon receipt of same, WORLDSPAN appends the record locator to the appropriate segment line in the WORLDSPAN PNR itinerary field.

Direct Access shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s System to obtain real time information pertaining to Participating Carrier’s services.

Direct Sell shall mean the capability of WORLDSPAN Users to directly access Participating Carrier’s System in real time mode to sell and decrement Participating Carrier’s inventory prior to Passenger Name Record (PNR) “end transaction” in the WORLDSPAN System.  Direct Sell participation also includes Participating Carrier’s ability to generate a positive acknowledgment message, including the file address of Participating Carrier’s system, to the WORLDSPAN User upon completion of successful filing of the PNR in Participating Carrier’s system.  (Direct Sell is not available for DATAS II.)

Inquiry shall mean the availability request message to Participating Carrier generated when a WORLDSPAN User requests flight availability involving one or more Participating Carrier flights that have been designated for Airline Source by a participating carrier.

Internal Database shall mean the database normally maintained by WORLDSPAN including participating carriers schedules, flight class, and flight status information.

WORLDSPAN Airline Source shall mean the capability of the WORLDSPAN System to communicate with Participating Carrier’s system in a real time mode each time a WORLDSPAN User requests an availability display involving a Participating Carrier flight, and provide a transparent response to such User based on information provided from Participating Carrier’s system.

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SCHEDULE A
ACCESSPLUS FEATURES

WORLDSPAN DIRECT RESPONSE

1.                                       PNR File Address return upon receipt of teletype Booking

WORLDSPAN Direct Access

1.                                       Schedules

2.                                       Availability

3.                                       Scroll Capability

4.                                       Flight Information

5.                                       Fares

6.                                       Fare Rules

7.                                       Reference System (DRS/GRS)

8.                                       Seat Maps

9.                                       Last Seat Availability

10.                                 PNR Display

WORLDSPAN Direct Sell

All Direct Response and Direct Access features are included, in addition to:

1.                                       Real-time decrement of inventory

•                                          Manual segment sell

•                                          Sell from availability

2.                                       Positive Acknowledgment

WORLDSPAN Airline Source

All Direct Sell Features are included, in addition to:

1.                                         Real-time availability responses from Participating Carrier system.

2.                                         Identity and location of the WORLDSPAN User (Version 1).

3.                                       Origin and destination points of availability request and any trip constructed with one or more of Participating Carrier’s designated ALS flight segments (Version 1).

4.                                       Date, board and off point of specific Participating Carrier flight(s) requested and designated by Participating Carrier as ALS flight segments.

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SCHEDULE B
IMPLEMENTATION SCHEDULE

1.                                       Upon execution and return of the AccessPLUS Addendum including this implementation schedule, a specifications document and questionnaire will be sent to Participating Carrier, WORLDSPAN will contact Participating Carrier to ensure receipt of the document and schedule a technical meeting.  The specifications document and questionnaire must be reviewed, completed and returned within thirty (30) days of receipt.

PLEASE COMPLETE:

Participating Carrier Specifications Document Contact:

Name:
Address:

Phone:
Fax:
Teletype:

Return completed document specifications to:

Project Manager - AccessPLUS
Special Systems Development
WORLDSPAN
7310 Tiffany Springs Parkway
Kansas City, Missouri 64153
Phone:             (816) 891-5430
Fax:                             (816) 891-5321 TTY: MCIPK1P

2.                                       Upon receipt of the completed specifications document, WORLDSPAN will furnish an agenda to Participating Carrier and finalize any outstanding issues.

3.                                       Both parties agree to write this project’s specifications and obtain their respective system evaluations within 45 days of the technical meeting.

4.                                       Once the evaluations are received, a subsequent meeting or conference call will be scheduled within fourteen (14) days of the writing of the specifications, to discuss time estimates and establish actual hands-on programming scheduling.  At this time, an implementation date will be established.

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WORLDSPAN
ADDENDUM - SUPPLEMENTAL SERVICES
SecuRateSM AIR for Airlines

THIS Addendum is by and between WORLDSPAN, L.P.  (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure called “SecuRate AIR for Airlines” that allows participating carriers to manually load fares in the WORLDSPAN System and to designate WORLDSPAN Users that shall have access to such fares.

Participating Carrier wishes to participate in SecuRate AIR for Airlines.

NOW, THEREFORE, it is agreed:

1.                                       DEFINITIONS

Except as otherwise indicated below, capitalized terms herein shall have the meanings set forth in the Agreement.  For purposes of this Addendum, the following term, however, shall have the following meaning:

LNIATA shall mean the WORLDSPAN terminal address for a device accessing the WORLDSPAN System.  The LNIATA is found by making the following entry on the device: KGB
The LNIATA for the device appears in the “ADDR” field in the resulting display.

2.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   In order to participate in SecuRate AIR for Airlines, Participating Carrier must have access to the WORLDSPAN System through WORLDSPAN Equipment or as otherwise permitted by WORLDSPAN including but not limited to Special Access.  Equipment and communications costs are at the sole expense of Participating Carrier as governed by the applicable WORLDSPAN agreements or addenda.

B.                                     Participating Carrier shall load contracted or negotiated fares into the WORLDSPAN System.  Fares to be loaded are at Participating Carrier’s discretion.  Participating Carrier shall be responsible for maintaining the accuracy of all data in SecuRate AIR for Airlines.

C.                                     Participating Carrier shall negotiate fares directly with the WORLDSPAN User and advise the WORLDSPAN User of applicable security codes required to access the fares.  Participating Carrier shall be solely responsible for designating those WORLDSPAN Users who are permitted to access fares loaded by Participating Carrier in SecuRate AIR for Airlines.

D.                                    The LNIATAs that shall be used to maintain the data in SecuRate AIR for Airlines are designated by Participating Carrier as follows:

E.                                      Participating Carrier consents to the use of SecuRate AIR for Airlines by WORLDSPAN Users as set forth in this Addendum.

3.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN shall make SecuRate AIR for Airlines available to the LNIATAs designated by Participating Carrier.

B.                                     WORLDSPAN shall provide Participating Carrier with a SecuRate AIR for Airlines manual at no charge to Participating Carrier.

4.                                       FEES

WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

5.                                       TERM

This Addendum shall become effective on the date signed and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

6.                                       GENERAL PROVISIONS

A.                                   WORLDSPAN reserves the right to restrict Participating Carrier’s access to SecuRate AIR for Airlines for any reason.

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B.                                     WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any SecuRate AIR for Airlines service at any time at WORLDSPAN’s sole discretion.

C.                                     WORLDSPAN shall not be held liable for fare discrepancies resulting from Participating Carrier’s use of SecuRate Air for Airlines.  Fare discrepancies are to be resolved between Participating Carrier and the WORLDSPAN User.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of                       , 199    .

PARTICIPATING CARRIER		WORLDSPAN, L.P.

Northwest Airlines, Inc.

By:	/s/ A.M. Lenza	By:	/s/ Richard A. Lee
Name:	A.M. Lenza		Richard A. Lee
Title:	Managing Director		Director - Airline Industry Marketing

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WORLDSPAN
ADDENDUM - SUPPLEMENTAL SERVICES
WORLDGroup

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a product called “WorldGroup,” that allows WORLDSPAN Users to request and manage blocked space from participating carriers.

Participating Carrier wishes to participate in WORLDGroup.

NOW, THEREFORE, it is agreed:

1.                                       DEFINITIONS

Except as otherwise indicated below, capitalized terms herein shall have the meanings set forth in the Agreement.  For purposes of this Addendum, the following terms, however, shall have the following meanings:

Block Name shall mean at least three (3) but no more than nine (9) alphanumeric characters that Participating Carrier may require when blocked space is requested.  (The Block Name is frequently used to further define a group; e.g., by corporate or club name.)

Block Type shall mean a code consisting of three (3) alphanumeric characters assigned by Participating Carrier to reference booking, payment, ticketing and other review dates and release dates for blocked space.

Block Type Table shall mean the table established for and referenced by the Block Type.  The Block Type Table lists Participating Carrier’s Block Types and pertinent information about each Block Type.

WORLDGroup Inventory Record shall mean the record created in the WORLDSPAN System that stores requests for and inventory of blocked space.  WORLDGroup Inventory Records requesting blocked space are automatically queued to Participating Carrier’s WORLDSPAN queues.

WORLDGroup PNR shall mean a PNR containing at least one Booking sold from the inventory stored in a WORLDGroup Inventory Record.

WORLDGroup Security Table shall mean the table designating WORLDSPAN Users allowed to sell a specific Block Type.

2.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   In order to participate in WORLDGroup, Participating Carrier must have access to the WORLDSPAN System through WORLDSPAN Equipment or as otherwise permitted by WORLDSPAN including but not limited to Special Access and WORLD DIAL LINK.  Equipment and communications costs are at the sole expense of Participating Carrier as governed by the applicable WORLDSPAN agreements or addenda.

B.                                     Participating Carrier shall provide written notice to WORLDSPAN of those WORLDSPAN Users who will be permitted to use WORLDGroup.

C.                                     Participating Carrier shall establish Block Type Tables and WORLDGroup Security Tables.  Participating Carrier shall be responsible for maintaining the accuracy of all data in these tables.

D.                                    Participating Carrier shall be responsible for advising WORLDSPAN Users of applicable Block Types and Block Names.

E.                                      Participating Carrier shall respond to block space requests in a WORLDGroup Inventory Record received on the WORLDSPAN queue within four (4) hours of receipt of request made during normal business hours, e.g., 8:30 a.m.  through 5:00 p.m.  local time of Participating Carrier’s offices, Monday through Friday.  Participating Carrier shall respond to requests received after 5:00 p.m.  or on weekends prior to 12:00 noon of the next business day.

F.                                      Participating Carrier shall develop the necessary programming in Participating Carrier’s system to process booking messages from WORLDGroup PNRs at a level consistent with the participation level chosen by Participating Carrier pursuant to the Agreement or any applicable addendum.

G.                                     Participating Carrier agrees to give WORLDSPAN at least ninety (90) days prior written notice of any changes to Participating Carrier’s system which may affect the WORLDGroup capability including, but not limited to, common language translation.  Should changes to Participating Carrier’s programs require WORLDSPAN to make programming changes to any WORLDGroup processing, including but not limited to booking messages, Participating Carrier agrees to reimburse WORLDSPAN for the cost of such changes at WORLDSPAN’s then prevailing rates and terms.

H.                                    Participating Carrier consents to the use of WORLDGroup by WORLD SPAN Users as set forth in this Addendum.

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3.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN shall provide Participating Carrier with appropriate technical/functional specifications for WORLDGroup.

B.                                     WORLDSPAN shall provide Participating Carrier a WORLDGroup for Airlines manual at no charge to Participating Carrier.

4.                                       FEES

WORLDSPAN reserves the right to assess separate fees for the services provided in this Addendum.

5.                                       TERM

This Addendum shall become effective on the date signed and shall be coterminous with the Agreement but may, in any event, be terminated by either party at any time, without terminating the Agreement, upon not less than thirty (30) days prior written notice to the other.

6.                                       GENERAL PROVISIONS

A.                                   WORLDSPAN reserves the right to restrict Participating Carrier’s access to WORLDGroup for any reason.

B.                                     WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any WORLDGroup service at any time at WORLDSPAN’s sole discretion.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of                          199   .

PARTICIPATING CARRIER		WORLDSPAN, L.P.

Northwest Airlines, Inc.

By:	/s/ A. M. Lenza	By:	/s/ Richard A. Lee
Richard A. Lee
Director
Title:	Managing Director		Airline Industry Marketing

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WORLDSPAN
ADDENDUM - SUPPLEMENTAL SERVICES

Restrict Name Change

THIS Addendum is by and between WORLDSPAN, L.P. (“WORLDSPAN”) and the Participating Carrier identified below.

WORLDSPAN and Participating Carrier have entered into a WORLDSPAN Participating Carrier Agreement (the “Agreement”).

WORLDSPAN has developed a procedure for Participating Carrier to restrict name changes to Passenger Name Records (“PNRs”) created by WORLDSPAN Users for Participating Carrier’s flights.  Participating Carrier wishes to use Restrict Name Change.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.                                       DEFINITIONS

Restrict Name Change shall mean the capability to restrict name changes in PNRs.  Restrict parameters may include: surname (the last name of the passenger), given name (the first name of the passenger), frequent flyer number (if applicable) or specific class of service that the WORLDSPAN System supports.

Restrict Name Chance Table shall mean a table which consists of all of the information to permit the Restrict Name Change functionality.

2.                                       RESTRICT NAME CHANGE FUNCTIONALITY

A.                                   Restrict Name Change will be invoked regardless of the segment status code in the air segment if Participating Carrier participates in Restrict Name Change.

B.                                     Reducing the number in a party in a PNR will not invoke Restrict Name Change.

C.                                     Prior to initial End Transaction name changes are permitted.  After initial End Transaction, name change restrictions will apply.

D.                                    Cloning PNRs (PNRs which are recreated from an existing PNR), WORLDGroup PNRs (with or without the C/header), and Customized Name Data (information that is attached to the name field for purposes such as accounting data) will be excluded from Restrict Name Change.  Restrict Name Change will not apply to any ALPHA/ type PNRs (a

PNR which is created with a header such as C/, S/, W/, etc.).  WORLDSPAN Users will not be permitted to override the Restrict Name Change.

E.                                      Participating Carrier can view and update the Restrict Name Change Table using WORLDSPAN formats as shown in EXHIBIT A attached hereto.

3.                                       TRANSMISSION EFFECTIVE DATE

Indicate when Participating Carrier will be ready to accept Restrict Name Change:

☒                                    Participating Carrier is able to accept Restrict Name Change effective (date):   4/4/00

☐                                    Participating Carrier will send a teletype message to HDQASIP and MKCRW1P advising WORLDSPAN of the date Participating Carrier is able to accept Restrict Name Change.

4.                                       RESTRICT NAME CHANGE SELECTIONS

Participating Carrier requests the following Restrict Name Change selections:

☒                                    Restrict any surname change for any name field in the PNR.

☐                                    Restrict any given name change for any name field in the PNR.

☐                                    Restrict surname change for any name field if frequent flyer information exists in the SSR field.

☐                                    Restrict given name information for any name field if frequent flyer information exists in the SSR field.

☐                                    Restrict surname change if the class of service in the itinerary matches a certain class of service identified specifically by Participating Carrier.

**Please specify which classes of service you wish to restrict:

☐                                    Restrict given name change if the class of service in the itinerary matches a certain class of service identified specifically by Participating Carrier.

**Please specify which classes of service you wish to restrict:

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NOTE: Restrictions prevent partial or complete name changes.

5.                                       RESPONSIBILITIES OF PARTICIPATING CARRIER

A.                                   Participating Carrier shall be responsible for adding and/or deleting name change restrictions in the Restrict Name Change Table in the WORLDSPAN System via their WORLDSPAN co-host terminal.  If Participating Carrier does not have access to a WORLDSPAN co-host terminal, Participating Carrier may request WORLDSPAN to make such updates on Participating Carrier’s behalf.

B.                                     Participating Carrier shall be responsible for adding and/or deleting any WORLDSPAN User to Participating Carrier’s Restrict Name Change Exemption Table via their WORLDSPAN Co-Host terminal in order to permit that User to make name changes.  If Participating Carrier does not have access to a WORLDSPAN co-host terminal, Participating Carrier may request WORLDSPAN to make such updates on Participating Carrier’s behalf within two business days of such request.  A maximum of six (6) WORLDSPAN Users will be permitted as exemptions in the initial setup.

C.                                     Participating Carrier shall list their Restrict Name Change selection information from the above Section 4 in Participating Carrier’s WORLDSPAN GRS.  If Participating Carrier does not currently participate in the WORLDSPAN GRS, it will be necessary to complete the WORLDSPAN ADDENDUM - SUPPLEMENTAL SERVICES GLOBAL REFERENCE SYSTEM.

6.                                       RESPONSIBILITIES OF WORLDSPAN

A.                                   WORLDSPAN will create a Restrict Name Change Table in the WORLDSPAN System to be used by carriers participating in Restrict Name Change.  The Restrict Name Change Table will be displayed with parenthesis for all participating carriers displaying their own table and specific WORLDSPAN locations.  The updates to the Restrict Name Change table will be restricted by specific city sines and duty codes in each partition within the WORLDSPAN System.

B.                                     WORLDSPAN reserves the right to limit, modify, suspend, or discontinue any WORLDSPAN System Restrict Name Change service at any time at the sole discretion of WORLDSPAN.

7.                                       FEES

A.                                   Participating Carrier agrees to pay a one-time set-up fee of Two Thousand Five Hundred Dollars (USD S2,500.00) to participate in Restrict Name Change.

B.                                     If Participating Carrier does not have access to a WORLDSPAN co-host terminal, Participating Carrier shall pay an additional monthly fee of Two Hundred Dollars

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(USD $200.00) for WORLDSPAN to maintain and update Participating Carrier’s Restrict Name Change Table.

8.                                       TERM

This Addendum shall become effective on the date set forth below and shall continue in effect for a minimum of six (6) months.  Thereafter it shall continue until terminated by either party upon not less than thirty (30) days’ prior written notice to the other.  Notwithstanding the foregoing, in no event shall this Addendum remain in effect beyond the termination date of the Agreement.

9.                                       NO OTHER AMENDMENT

Except as provided herein, all terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized undersigned representatives as of May 18, 2000.

PARTICIPATING CARRIER		WORLDSPAN, L.P.

Northwest Airlines
(Carrier Name)

By:	/s/ Elizabeth A. Nichols	By:	/s/ Lawrence J. Curcuru
	(Signature)		(Signature)
	Elizabeth A. Nichols		Lawrence J. Curcuru Manager Airline and Served Affiliate Sales and Marketing
(Name)
Manager - Distribution Systems
(Title)

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EXHIBIT A
WORLDSPAN RESTRICT NAME CHANGE

ENTRIES:                                         KRN*NW                                        Displays Name Restriction Table - for airlines, would be in update mode, airline code is required

                                                              KRN*H                                                  Displays history for the Name Restriction Table for the airline making the entry

NAME CHANGE RESTRICTION TABLE - (in update mode)

>KRN NAME CHANGE RESTRICTION FOR CARRIER NW ^

ANY SURNAME CHANGE (N)   ANY GIVEN NAME CHANGE   (N)

A

FREQUENT FLYER PARTICIPANT ^

ANY SURNAME CHANGE (N)   ANY GIVEN NAME CHANGE   (N)

B

CLASS OF SERVICE ^

ANY SURNAME CHANGE (N)   ANY GIVEN NAME CHANGE   (N)

C

(                                                                                                                                                                                                                                                                                            )

(                                                                                                                                                                                                                                                                                            )

REMARKS

ENTRIES TO EXEMPT SUBSCRIBERS

KRNE/A2B-1P/1234567-lP                                  ADD MULTIPLE EXEMPTIONS FOR A SID/PCC AND IATA IN 1P

KRNE@A2B-IP/1234567-1P                               DELETE MULTIPLE EXEMPTIONS FOR A SID/PCC AND IATA IN lP

KRNE*                                                                   DISPLAY OF EXEMPTION FOR AAA - shows all the exemptions the airline has designated

KRNE*-H                                                              DISPLAY OF HISTORICAL EXEMPTION - history of exemption

A subscriber may NOT emulate an exempted PCC to get around name change restrictions.

Deletion of a name and then addition of a new name does constitute a name change and restrictions would be applied accordingly.

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